                                                                    EXHIBIT 4.2


================================================================================


                      FORD CREDIT AUTO LEASE TRUST 1995-1

                                Class A-1 Notes
                                Class A-2 Notes
                                Class A-3 Notes



                            ------------------------



                                   INDENTURE

                           Dated as of ________, 1995



                            ------------------------


                                 CHEMICAL BANK
                               Indenture Trustee





===============================================================================

                             CROSS REFERENCE TABLE(1)



  TIA                                                                                 Indenture
Section                                                                                Section
- -------                                                                               ---------
310  (a)(1)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     6.11
     (a)(2)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     6.11
     (a)(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     6.10
     (a)(4)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      N.A.(2)
     (a)(5)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     6.11
     (b)      . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      6.8; 6.11
     (c)      . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      N.A.
311  (a)      . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     6.12
     (b)      . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     6.12
     (c)      . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      N.A.
312  (a)      . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      7.1
     (b)      . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      7.2
     (c)      . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      7.2
313  (a)      . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      7.4
     (b)(1)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      7.4
     (b)(2)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      7.4
     (c)      . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     11.5
     (d)      . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      7.4
314  (a)      . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      7.3
     (b)      . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    11.14
     (c)(1)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     11.1
     (c)(2)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     11.1
     (c)(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     11.1
     (d)      . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     11.1
     (e)      . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     11.1
     (f)      . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     11.1
315  (a)      . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      6.1
     (b)      . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      6.5; 11.5
     (c)      . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      6.1
     (d)      . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      6.1
     (e)      . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5.13
316  (a)(last sentence) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      2.7
     (a)(1)(A)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5.11
     (a)(1)(B)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5.12
     (a)(2)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      N.A.
     (b)      . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      5.7
     (c)      . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      N.A.
317  (a)(1)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      5.3
     (a)(2)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      5.3
     (b)      . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      3.3
318  (a)      . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     11.6

- ------------------------
(1) Note: This Cross Reference Table shall not, for any purpose, be deemed to be part of this Indenture.

(2)    N.A. means Not Applicable.

                               TABLE OF CONTENTS



                                                                                                                     PAGE
                                                              ARTICLE I

                                              DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.1               Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
Section 1.2               Incorporation by Reference of Trust Indenture Act  . . . . . . . . . . . . . . . . . . . . . 10


                                                              ARTICLE II

                                                              THE NOTES

Section 2.1               Form  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
Section 2.2               Execution, Authentication and Delivery  . . . . . . . . . . . . . . . . . . . . . . . . . .  11
Section 2.3               Temporary Notes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
Section 2.4               Registration; Registration of Transfer and Exchange . . . . . . . . . . . . . . . . . . . .  13
Section 2.5               Mutilated, Destroyed, Lost or Stolen Notes  . . . . . . . . . . . . . . . . . . . . . . . .  14
Section 2.6               Persons Deemed Owner  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
Section 2.7               Payment of Principal and Interest; Defaulted Interest   . . . . . . . . . . . . . . . . . .  16
Section 2.8               Cancellation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
Section 2.9               Release of Collateral . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
Section 2.10              Book-Entry Notes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
Section 2.11              Notices to Clearing Agency  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
Section 2.12              Definitive Notes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
Section 2.13              Authenticating Agents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21

                                                             ARTICLE III

                                                              COVENANTS

Section 3.1               Payment of Principal and Interest. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
Section 3.2               Maintenance of Office or Agency  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
Section 3.3               Money for Payments To Be Held in Trust . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
Section 3.4               Existence  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24
Section 3.5               Protection of Indenture Trust Estate . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25
Section 3.6               Opinions as to Indenture Trust Estate  . . . . . . . . . . . . . . . . . . . . . . . . . . . 25
Section 3.7               Performance of Obligations; Administration of Specified Assets   . . . . . . . . . . . . . . 26
Section 3.8               Negative Covenants   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28
Section 3.9               Annual Statement as to Compliance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29

                                                                                                                     Page
                                                                                                                     ----
Section 3.10              [Reserved]  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29
Section 3.11              [Reserved].   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29
Section 3.12              No Other Activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29
Section 3.13              No Borrowing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30
Section 3.14              Administrative Agent's Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30
Section 3.15              Guarantees, Loans, Advances and Other Liabilities . . . . . . . . . . . . . . . . . . . . . 30
Section 3.16              Capital Expenditures  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30
Section 3.17              [Reserved]  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30
Section 3.18              Notice of Events of Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30
Section 3.19              Further Instruments and Acts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30


                                                              ARTICLE IV

                                                      SATISFACTION AND DISCHARGE

Section 4.1               Satisfaction and Discharge of Indenture   . . . . . . . . . . . . . . . . . . . . . . . . . 31
Section 4.2               Application of Trust Money  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 33
Section 4.3               Repayment of Moneys Held by Paying Agent  . . . . . . . . . . . . . . . . . . . . . . . . . 33


                                                              ARTICLE V

                                                          EVENTS OF DEFAULT

Section 5.1               Events of Default   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 33
Section 5.2               Acceleration of Maturity; Rescission and Annulment  . . . . . . . . . . . . . . . . . . . . 35
Section 5.3               Collection of Indebtedness and Suits for Enforcement by Indenture Trustee . . . . . . . . . 36
Section 5.4               Remedies; Priorities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 39
Section 5.5               Optional Preservation of the Series 1995-1 Specified Assets . . . . . . . . . . . . . . . . 42
Section 5.6               Limitation of Suits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 42
Section 5.7               Unconditional Rights of Noteholders To Receive Principal and Interest . . . . . . . . . . . 43
Section 5.8               Restoration of Rights and Remedies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 44
Section 5.9               Rights and Remedies Cumulative. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 44
Section 5.10              Delay or Omission Not a Waiver. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 44
Section 5.11              Control by Noteholders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 44
Section 5.12              Waiver of Past Defaults . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 45
Section 5.13              Undertaking for Costs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 46
Section 5.14              Waiver of Stay or Extension Laws  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 46

                                                                                                                    Page
                                                                                                                    ----
Section 5.15              Action on Notes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 47
Section 5.16              Performance and Enforcement of Certain Obligations  . . . . . . . . . . . . . . . . . . . . 47

                                                              ARTICLE VI

                                                        THE INDENTURE TRUSTEE

Section 6.1               Duties of Indenture Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 48
Section 6.2               Rights of Indenture Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 50
Section 6.3               Individual Rights of Indenture Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . 51
Section 6.4               Indenture Trustee's Disclaimer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 51
Section 6.5               Notice of Defaults  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 51
Section 6.6               Reports by Indenture Trustee to Noteholders . . . . . . . . . . . . . . . . . . . . . . . . 52
Section 6.7               Compensation and Indemnity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 52
Section 6.8               Replacement of Indenture Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 53
Section 6.9               Successor Indenture Trustee by Merger . . . . . . . . . . . . . . . . . . . . . . . . . . . 55
Section 6.10              Appointment of Co-Indenture Trustee or Separate Indenture Trustee . . . . . . . . . . . . . 55
Section 6.11              Eligibility; Disqualification . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 57
Section 6.12              Preferential Collection of Claims Against Lease Trust . . . . . . . . . . . . . . . . . . . 57
Section 6.13              Removal of Administrative Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 57

                                                             ARTICLE VII

                                                    NOTEHOLDERS' LISTS AND REPORTS

Section 7.1               Lease Trustee To Furnish Indenture Trustee Names and Addresses of Noteholders . . . . . . . 57
Section 7.2               Preservation of Information; Communications to Noteholders  . . . . . . . . . . . . . . . . 58
Section 7.3               Reports by Lease Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 58
Section 7.4               Reports by Indenture Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 59

                                                             ARTICLE VIII

                                                 ACCOUNTS, DISBURSEMENTS AND RELEASES

Section 8.1               Collection of Money . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 60
Section 8.2               Account Series 1995-1 Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 60
Section 8.3               Reserve Account Certificate; RV Guaranty Draw Certificate; Disbursement and
                                   Payment Instructions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 61
Section 8.4               Disbursement of Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 63
Section 8.5               General Provisions Regarding Accounts . . . . . . . . . . . . . . . . . . . . . . . . . . . 66

                                                                                                                     Page
                                                                                                                     ----
Section 8.6               Release of Indenture Trust Estate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 67

                                                              ARTICLE IX

                                                       SUPPLEMENTAL INDENTURES

Section 9.1               Supplemental Indentures Without Consent of Noteholders  . . . . . . . . . . . . . . . . . . 67
Section 9.2               Supplemental Indentures with Consent of Noteholders . . . . . . . . . . . . . . . . . . . . 69
Section 9.3               Execution of Supplemental Indentures  . . . . . . . . . . . . . . . . . . . . . . . . . . . 71
Section 9.4               Effect of Supplemental Indenture  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 72
Section 9.5               Conformity With Trust Indenture Act.  . . . . . . . . . . . . . . . . . . . . . . . . . . . 72
Section 9.6               Reference in Notes to Supplemental Indentures . . . . . . . . . . . . . . . . . . . . . . . 72

                                                              ARTICLE X

                                                         REDEMPTION OF NOTES

Section 10.1              Redemption  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 72
Section 10.2              Form of Redemption Notice . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 73
Section 10.3              Notes Payable on Redemption Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 74

                                                              ARTICLE XI

                                                            MISCELLANEOUS

Section 11.1              Compliance Certificates and Opinions, etc.  . . . . . . . . . . . . . . . . . . . . . . . . 74
Section 11.2              Form of Documents Delivered to Indenture Trustee  . . . . . . . . . . . . . . . . . . . . . 77
Section 11.3              Acts of Noteholders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 78
Section 11.4              Notices, etc., to Indenture Trustee, Lease Trustee and Rating Agencies  . . . . . . . . . . 79
Section 11.5              Notices to Noteholders; Waiver  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 79
Section 11.6              Conflict with Trust Indenture Act . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 80
Section 11.7              Effect of Headings and Table of Contents  . . . . . . . . . . . . . . . . . . . . . . . . . 81
Section 11.8              Successors and Assigns  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 81
Section 11.9              Separability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 81
Section 11.10             Benefits of Indenture . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 81
Section 11.11             Legal Holidays  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 81
Section 11.12             GOVERNING LAW . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 81
Section 11.13             Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 81
Section 11.14             Recording of Indenture  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 82
Section 11.15             Trust Obligation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 82
Section 11.16             No Petition . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 82
Section 11.17             Inspection  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 83

Testimonium, Signatures and Seals

                                                                                                           Page
                                                                                                           ----
Exhibits
- --------
Exhibit A-1               Form of Class A-1 Note
Exhibit A-2               Form of Class A-2 Note
Exhibit A-3               Form of Class A-3 Note
Exhibit B                 Form of Depositary Agreement

                 INDENTURE dated as of ________, 1995, between PNC BANK, DELAWARE, a Delaware banking corporation, not in its individual capacity but solely as trustee (together with its successors under the Lease Trust Agreement, the "Lease Trustee") of FORD CREDIT AUTO LEASE TRUST 1995-1 (the "Lease Trust"), and CHEMICAL BANK, a New York corporation, not in its individual capacity but solely as trustee hereunder (together with its successors hereunder, the "Indenture Trustee").


                             PRELIMINARY STATEMENT

                 The Lease Trustee is duly authorized to execute and deliver this Indenture on behalf of the Lease Trust to provide for the Notes issuable as provided in this Indenture. All covenants and agreements made by the Lease Trust herein are for the benefit and security of the Noteholders and the Indenture Trustee. The Lease Trustee is entering into this Indenture on behalf of the Lease Trust, and the Indenture Trustee is accepting the trusts created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

                 All things necessary to make this Indenture a valid agreement of the Lease Trust in accordance with the agreement's terms have been done.


                                GRANTING CLAUSE

                 The Lease Trust hereby Grants to the Indenture Trustee at the Closing Date, as Indenture Trustee for the benefit of the Noteholders, all of the Lease Trust's right, title and interest in and to (i) the Lease Trust Estate and (ii) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the "Collateral").

                 The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Notes, equally and ratably without prejudice, priority or distinction except as set forth herein, and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

                 The Indenture Trustee, as Indenture Trustee on behalf of the Noteholders, acknowledges such Grant and accepts the trusts under this Indenture in accordance with the provisions of this Indenture.


                                   ARTICLE I

                   DEFINITIONS AND INCORPORATION BY REFERENCE

                 Section 1.1 Definitions. (a) Whenever used in this Indenture capitalized terms have the meanings assigned to them herein or, if not defined herein, as defined in Appendix A attached hereto. To the extent that the definitions set forth herein conflict with the definitions set forth in Appendix A, or incorporated by reference therein, the definitions set forth herein shall be controlling. All references to Articles, Sections, and subsections are to Articles, Sections and subsections in this Indenture unless otherwise specified.

                 "Act" has the meaning set forth in Section 11.3(a).

                 "Administrative Agent Default" has the meaning set forth in
Section 3.7(d).

                 "Authorized Officer" means, with respect to the Lease Trust, any officer of the Lease Trustee who is authorized to act for the Lease Trustee in matters relating to the Lease Trust and who is identified on the list of Authorized Officers delivered by the Lease Trustee to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time there-after) and, so long as the Administrative Agency Agreement is in effect, any Vice President or more senior officer of the Administrative Agent who is authorized to act for the Administrative Agent in matters relating to the Lease Trust and to be acted upon by the Administrative Agent pursuant to the Administrative Agency Agreement and who is identified on the list of Authorized Officers delivered by the Administrative Agent to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter); provided, however, that for purposes of Section 3.9 such officer of the Administrative Agent must be any of principal executive officer, principal financial officer or principal accounting officer.

                 "Book-Entry Notes" means a beneficial interest in the Notes, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.10.

                 "Class A-1 Notes" means the ___% Class A-1 Notes, substantially in the form of Exhibit A-1.

                 "Class A-2 Notes" means the ___% Class A-2 Notes, substantially in the form of Exhibit A-2.

                 "Class A-3 Notes" means the ___% Class A-3 Notes, substantially in the form of Exhibit A-3.

                 "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act.

                 "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

                 "Collateral" has the meaning set forth in the Granting Clause of this Indenture.

                 "Commission" means the Securities and Exchange Commission.

                 "Corporate Trust Office" means the principal office of the Indenture Trustee at which at any particu-lar time its corporate trust business shall be administered which office at the date of the execution of this Indenture is located at 450 West 33 Street, New York, New York 10001; or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders and the Lease Trustee, or the principal corporate trust office of any successor Indenture Trustee (the address of which the successor Indenture Trustee will notify the Noteholders and the Lease Trustee).

                 "Default" means any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

                 "Default Rate" has the meaning set forth in Section 2.7(c).

                 "Definitive Notes" has the meaning set forth in Section 2.10.

                 "Depository Agreement" means the agreement among the Lease Trust, the Indenture Trustee, the Administrative Agent and The Depository Trust Company, as the initial Clearing Agency, dated as of the Closing Date, substantially in the form of Exhibit B.

                 "Disbursement and Payment Instructions" has the meaning set forth in Section 8.3(c).

                 "Event of Default" has the meaning set forth in Section 5.1.

                 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                 "Executive Officer" means, with respect to any corporation, the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Executive Vice President, any Vice President, the Secretary or the Treasurer of such corporation; and with respect to any partnership, any general partner thereof.

                 "Grant" means mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to this Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the granting party or otherwise and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

                 "Indenture Trust Estate" means all money, instruments, rights and other property that are subject or intended to be subject to the lien and security interest of this Indenture for the benefit of the Noteholders (including, without limitation, the Collateral Granted to the Indenture Trustee), including all proceeds.

                 "Independent" means, when used with respect to any specified Person, that the Person (a) is in fact independent of the Lease Trust, any other obligor upon the Notes, the Administrative Agent and any Affiliate of any of the foregoing Persons, (b) does not have any direct financial interest or any material indirect financial interest in the Lease Trust, any such other obligor, the Administrative Agent or any Affiliate of any of the foregoing Persons and (c) is not connected with the Lease Trust, any such other obligor, the Administrative Agent or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

                 "Independent Certificate" means a certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.1, made by an Independent appraiser or other expert appointed by an Issuer Order and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" in this Indenture and that the signer is Independent within the meaning thereof.

                 "Issuer Order" and "Issuer Request" means a written order or request of the Lease Trust signed in the name of the Lease Trust by any one of its Authorized Officers and delivered to the Indenture Trustee.

                 "Note Owner" means, with respect to a Book-Entry Note, the Person who is the beneficial owner of such Book-Entry Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

                 "Note Pool Factor" shall mean, with respect to each Class of Notes on any Payment Date, the seven digit decimal equivalent of a fraction the numerator of which is the Outstanding Amount of such Class on the Payment Date (after giving effect to any payment of principal on such Payment Date) and the denominator of which is the Outstanding Amount of such Class on the Closing Date.

                 "Note Register" and "Note Registrar" have the respective meanings set forth in Section 2.4.

                 "Notice of Default" has the meaning set forth in Section
5.1(v).

                 "Officers' Certificate" means a certificate signed by any Authorized Officer of the Lease Trustee, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.1, and delivered to the Indenture Trustee. Unless otherwise specified, any reference in this Indenture to an Officers' Certificate shall be to an Officer's Certificate of any Authorized Officer of the Lease Trustee.

                 "Opinion of Counsel" means one or more written opinions of counsel who may, except as otherwise expressly provided in this Indenture, be employees of or counsel to the Lease Trustee or the Administrative Agent and who shall be satisfactory to the Indenture Trustee, and which opinion or opinions shall be addressed to the Indenture Trustee, shall comply with any applicable requirements of Section 11.1, and shall be in form and substance satisfactory to the Indenture Trustee.

                 "Outstanding" means, as of the date of determination, all Notes theretofore authenticated and delivered under this Indenture except:

                                  (i)      Notes theretofore cancelled by the
         Note Registrar or delivered to the Note Registrar for cancellation;

                                  (ii)     Notes or portions thereof the
         payment for which money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent in trust for the related Noteholders (provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor, satisfactory to the Indenture Trustee); and

                                  (iii)    Notes in exchange for or in lieu of
         other Notes which have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser;

provided that in determining whether Noteholders holding the requisite Outstanding Amount of the Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any Basic Document, Notes owned by the Lease Trust, RCL Trust 1995-1, the Administrative Agent or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that a Responsible Officer knows to be so owned shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Lease Trust, RCL Trust 1995-1, the Administrative Agent or any Affiliate of any of the foregoing Persons.

                 "Paying Agent" means the Indenture Trustee or any other Person that meets the eligibility standards for the Indenture Trustee set forth in
Section 6.11 and is
authorized by the Lease Trustee to make the payments to and distributions from the Series 1995-1 Payments Account, including payment of principal of or interest on the Notes on behalf of the Lease Trust.

                 "Predecessor Note" means, with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.5 in lieu of a mutilated, destroyed, lost, or stolen Note shall be deemed to evidence the same debt as the mutilated, destroyed, lost, or stolen Note.

                 "Proceeding" means any suit in equity, action at law or other judicial or administrative proceeding.

                 "Rating Agency Condition" means, with respect to any action, that each Rating Agency shall have been given 10 days' prior notice thereof and that the Rating Agencies shall have notified the Administrative Agent and the Indenture Trustee in writing that such action will not result in a reduction or withdrawal of the then current ratings of the Notes.

                 "Record Date" means, with respect to a Payment Date or Redemption Date, the close of business on the fourteenth day of the calendar month in which such Payment Date or Redemption Date occurs (or, if Definitive Notes are issued, the last day of the preceding calendar month).

                 "Redemption Date" means the Payment Date specified by the Administrative Agent or the Lease Trustee pursuant to Section 10.1.

                 "Redemption Price" means an amount equal to the unpaid principal amount of the Notes redeemed plus accrued and unpaid interest thereon at the applicable Note Interest Rate to but excluding the Redemption Date.

                 "Registered Holder" means the Person in whose name a Note is registered on the Note Register on the applicable Record Date.

                 "Responsible Officer" means any officer of the Indenture Trustee, including any Vice President, Assis-tant Vice President, Assistant Treasurer, Assistant Secretary or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

                 "Stamp" has the meaning set forth in Section 2.4.

                 "State" means any one of the 50 states of the United States of America or the District of Columbia.

                 "Stated Maturity" means when used with respect to any security, including a Note, the date specified in such security as the fixed date which the final payment of principal on such security is due and payable or, if such date is not a Business Day, the next following Business Day.

                 "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939 as amended and as in force on the date hereof, unless otherwise specifically provided.

                 (b) All terms defined in this Indenture shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

                 (c) As used in this Indenture and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Indenture or in any such certificate or other document, and accounting terms partly defined in this Indenture or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Indenture or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Indenture or in any such certificate or other document shall control.

                 (d) Interest on the Notes shall be computed on the basis of a 360-day year of twelve 30-day months for all purposes of this Indenture.

                 Section 1.2 Incorporation by Reference of Trust Indenture Act. Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

                 "indenture securities" means the Notes.

                 "indenture security holder" means a Noteholder.

                 "indenture to be qualified" means this Indenture.

                 "indenture trustee" or "institutional trustee" means the Indenture Trustee.

                 "obligor" on the indenture securities means the Lease Trust and any other obligor on the indenture securities.

                 All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule have the meaning assigned to them by such definitions.


                                   ARTICLE II

                                   THE NOTES

                 Section 2.1 Form. The form of the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, together with the Indenture Trustee's certificate of authentication, shall be in substantially the form set forth respectively as Exhibit A-1, Exhibit A-2 and Exhibit A-3, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

                 The Definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

                 Each Note shall be dated the date of its authentication. The terms of the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes set forth respectively in Exhibit A-1, Exhibit A-2 and Exhibit A-3 are part of the terms of this Indenture.

                          Original                   Note
                          Principal                Interest             Stated
Designation                Amount                    Rate               Maturity
- -----------               ---------                --------             --------
Class A-1 Notes           $___________               ____%              ________

Class A-2 Notes           $___________               ____%              ________

Class A-3 Notes           $___________               ____%              ________

                 Section 2.2 Execution, Authentication and Delivery. The Notes shall be executed by the Lease Trustee by any of its Authorized Officers on behalf of the Lease Trust. The signature of any such Authorized Officer on the Notes may be manual or facsimile.

                 Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Lease Trust shall bind the Lease Trust, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

                 The Indenture Trustee shall upon Issuer Order authenticate and deliver the Class A-1 Notes for original issue in a principal amount of $____________, the Class A-2 Notes for original issue in a principal amount of $_____, and the Class A-3 Notes for original issue in a principal amount of $______. The aggregate principal amount of Notes outstanding at any time may not exceed such amount except as provided in Section 2.5.

                 The Notes shall be issuable as registered Notes in minimum denominations of $1,000 and in integral multiples thereof (except for one Note of each Class which may be issued in a denomination other than $1,000).

                 No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

                 Section 2.3 Temporary Notes. Pending the preparation of Definitive Notes, the Lease Trustee may execute, on behalf of the Lease Trust, and upon receipt of an Issuer Order the Indenture Trustee shall authenticate and deliver, temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, substantially of the tenor of the Definitive Notes in lieu of which they are issued and with such variations not inconsistent with the terms of this Indenture as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

                 If temporary Notes are issued, the Lease Trust will cause Definitive Notes to be prepared without unreasonable delay. After the preparation of Definitive Notes, the temporary Notes shall be exchangeable for Definitive Notes upon surrender of the temporary Notes at the office or agency of the Lease Trustee to be maintained as provided in Section 3.2, without charge to the Noteholder. Upon surrender for cancellation of any one or more temporary Notes, the Lease Trustee shall execute, on behalf of the Lease Trust, and the Indenture Trustee shall authenticate and deliver in exchange therefor a like principal amount of Definitive Notes of authorized denominations. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.

                 Section 2.4 Registration; Registration of Transfer and Exchange. The Lease Trustee shall cause to be kept a register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Lease Trustee shall provide for the registration of Notes and the registration of transfers of Notes. The Indenture Trustee is hereby appointed "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. Upon any resignation of any Note Registrar, the Lease Trustee shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Note Registrar.

                 If a Person other than the Indenture Trustee is appointed by the Lease Trustee as Note Registrar, the Lease Trustee will give the Indenture Trustee prompt written notice of the appointment of such Note Registrar and of the location, and any further change in such location, of the Note Register, and the Indenture Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and the Indenture Trustee shall have the right to rely upon a certificate executed on behalf of the Note Registrar by an Executive Officer thereof as to the names and addresses of the Noteholders and the principal amounts and number of such Notes.

                 Upon surrender for registration of transfer of any Note at the office or agency of the Lease Trustee to be maintained as provided in Section 3.2, if the requirements of Section 8-401(1) of the UCC are met the Lease Trustee shall execute, on behalf of the Lease Trust, and the Indenture Trustee shall authenticate and the Noteholder shall obtain from the Indenture Trustee, in the name of the designated transferee or transferees, one or more new Notes in any authorized denominations, of a like aggregate principal amount.

                 At the option of the Noteholder, Notes may be exchanged for other Notes in any authorized denominations, of a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, if the requirements of
Section 8-401(1) of the UCC are met, the Lease Trustee shall execute, on behalf of the Lease Trust, the Indenture Trustee shall authenticate and the Noteholder shall obtain from the Indenture Trustee, the Notes which the Noteholder making the exchange is entitled to receive.

                 All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Lease Trust, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

                 Every Note presented or surrendered for registration of transfer or exchange shall be (i) duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder thereof or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer Agent's Medallion Program ("Stamp") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, Stamp, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Indenture Trustee may require.

                 No service charge shall be made to a Noteholder for any registration of transfer or exchange of Notes, but the Lease Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Sections 2.3 or 9.6 not involving any transfer.

                 The preceding provisions of this Section 2.4 notwithstanding, the Lease Trustee shall not be required to make and the Note Registrar need not register transfers or exchanges of Notes selected for redemption or of any Note for a period of 15 days preceding the due date for any payment with respect to the Note.

                 Section 2.5  Mutilated, Destroyed, Lost or Stolen Notes.  If
(i) any mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee such security or indemnity as may be required by it to hold the Lease Trust, the Lease Trustee and the Indenture Trustee harmless, then, in the absence of notice to the Lease Trustee, the Note Registrar or the Indenture Trustee that such Note has been acquired by a bona fide purchaser, and provided that the requirements of Section 8-405 of the UCC are met, the Lease Trustee shall execute, on behalf of the Lease Trust, and upon Issuer Request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven days shall become due and payable, or shall have been called for redemption, instead of issuing a replacement Note, the Lease Trust may pay such destroyed, lost or stolen Note when so due or payable or upon the Redemption Date. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original
Note in lieu of which such replacement Note was issued presents for payment such original Note, the Lease Trust and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Lease Trust or the Indenture Trustee in connection therewith.

                 Upon the issuance of any replacement Note under this Section 2.5, the Lease Trustee may require the payment by the Noteholder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

                 Every replacement Note issued pursuant to this Section 2.5 in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Lease Trust, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

                 The provisions of this Section 2.5 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

                 Section 2.6 Persons Deemed Owner. Prior to due presentment for registration of transfer of any Note, the Lease Trustee, the Indenture Trustee and any agent of the Lease Trustee or the Indenture Trustee may treat the Person in whose name any Note is registered (as of the day of determination) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Lease Trustee, the Indenture Trustee nor any agent of the Lease Trustee or the Indenture Trustee shall be affected by notice to the contrary.

                 Section 2.7 Payment of Principal and Interest; Defaulted Interest. (a) The Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes shall accrue interest during each Interest Accrual Period at the applicable Note Interest Rate specified in Section 2.1. Interest on the Notes shall be due and payable on each Payment Date immediately following the related Interest Accrual Period. Any installment of interest or principal, if any, payable on any Note which is punctually paid or duly provided for by the Lease Trust on the applicable Payment Date shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the Record Date, by check mailed first-class, postage prepaid to such Person's address as it appears on the Note Register on such Record Date, except that, unless Definitive Notes have been issued pursuant to Section 2.12, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payment will be made by wire transfer in immediately available funds to the account designated by such nominee and except for the final installment of principal payable with respect to such Note on a Payment Date or on the Stated Maturity of such Note (and except for the Redemption Price for any

Note called for redemption pursuant to Section 10.1) which shall be payable as provided below. The funds represented by any such checks returned undelivered shall be held in accordance with Section 3.3.

                 (b) The principal of the Notes of each Class shall be payable in installments in accordance with the priorities set forth in Section 8.4(b) on each Payment Date until the Outstanding Amount of each Class of Notes has been reduced to zero as provided in the forms of the Notes set forth respectively in Exhibit A-1, Exhibit A-2 and Exhibit A-3 unless the entire unpaid principal amounts of the Notes becomes due and payable by declaration of acceleration, call for redemption or otherwise. The entire unpaid principal amount of the Notes shall be due and payable, if not previously paid, on the date on which an Event of Default shall have occurred and be continuing, if the Indenture Trustee or the Noteholders representing not less than a majority of the Outstanding Amount of the Notes have declared the Notes to be immediately due and payable in the manner provided in Section 5.2. All principal payments on the Notes shall be made pro rata to the Noteholders of the Class entitled thereto. The Indenture Trustee shall notify the Person in whose name a Note is registered on the Record Date preceding the Payment Date on which the Lease Trustee expects that the final installment of principal of and interest on such Note will be paid. Such notice shall be mailed or transmitted by facsimile prior to such final Payment Date and shall specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment. Notices in connection with redemptions of Notes shall be mailed to Noteholders as provided in Section 10.2.

                 (c) If the Lease Trust defaults in a payment of interest on the Notes, the Lease Trust shall pay defaulted interest (plus interest on such defaulted interest to the extent lawful) at the applicable Note Interest Rate plus 2% (the "Default Rate") in any lawful manner. The Lease Trust may pay such defaulted interest to the persons who are Noteholders on a subsequent special record date, which date shall be at least five Business Days prior to the payment date. The Lease Trustee shall fix or cause to be fixed any such special record date and payment date, and, at least 15 days before any such special record date, the Lease Trustee shall mail to each Noteholder a notice that states the special record date, the payment date and the amount of defaulted interest to be paid.

                 Section 2.8 Cancellation. All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly cancelled by the Indenture Trustee. The Lease Trustee may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Lease Trustee may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section 2.8, except as expressly permitted by this Indenture. All cancelled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Lease Trustee shall direct by an Issuer Order that they be destroyed or returned to it; provided that such Issuer Order is timely and the Notes have not been previously disposed of by the Indenture Trustee.

                 Section 2.9 Release of Collateral. Subject to Section 11.1, the Indenture Trustee shall release property from the lien of this Indenture only upon receipt of an Issuer Request accompanied by an Officers' Certificate, an Opinion of Counsel and Independent Certificates in accordance with TIA Sections 314(c) and 314(d)(l) or an Opinion of Counsel in lieu of such Independent Certificates to the effect that the TIA does not require any such Independent Certificates. If the Commission shall issue an exemptive order under TIA Section 304(d) modifying the Lease Trustee's obligations under TIA Sections 314(c) and 314(d)(1), the Indenture Trustee shall release property from the lien of this Indenture in accordance with the conditions and procedures set forth in such exemptive order.

                 Section 2.10 Book-Entry Notes. The Notes, upon original issuance, will be issued in the form of typewritten Notes representing the Book-Entry Notes, to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Lease Trust. Such Notes shall initially be registered on the Note Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Note Owner will receive a Definitive Note representing such Note Owner's interest in such Note, except as provided in Section 2.12. Unless and until definitive, fully registered Notes (the "Definitive Notes") have been issued to Note Owners pursuant to Section 2.12:

                          (a) the provisions of this Section 2.10 shall be in full force and effect;

                          (b) the Note Registrar and the Indenture Trustee shall be entitled to deal with the Clearing Agency for all purposes of this Indenture (including the payment of principal of and interest on the Notes and the giving of instructions or directions hereunder) as the sole holder of the Notes, and shall have no obligation to the Note Owners;

                          (c)     to the extent that the provisions of this
         Section 2.10 conflict with any other provisions of this Indenture, the provisions of this Section 2.10 shall control;

                          (d) the rights of Note Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Note Owners and the Clearing Agency and/or the Clearing Agency Participants. Pursuant to the Depository Agreement, unless and until Definitive, Notes are issued pursuant to Section 2.12, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments of principal of and interest on the Notes to such Clearing Agency Participants; and

                          (e) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Noteholders evidencing a specified percentage of the Outstanding Amount of the Notes, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Note Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes and has delivered such instructions to the Indenture Trustee.

                 Section 2.11 Notices to Clearing Agency. Whenever a notice or other communication to the Noteholders is required under this Indenture, unless and until Definitive Notes shall have been issued to Note Owners pursuant to
Section 2.12, the Indenture Trustee shall give all such notices and communications specified herein to be given to Noteholders to the Clearing Agency, and shall have no obligation to the Note Owners.

                 Section 2.12 Definitive Notes. If (i) the Administrative Agent advises the Indenture Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to the Notes, and the Administrative Agent is unable to locate a qualified successor, (ii) the Administrative Agent at its option advises the Indenture Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or (iii) after the occurrence of an Event of Default, Note Owners representing beneficial interests aggregating at least a majority of the Outstanding Amount of the Notes advise the Clearing Agency in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Note Owners, then the Clearing Agency shall notify all Note Owners and the Indenture Trustee of the occurrence of any such event and of the availability of Definitive Notes to Note Owners requesting the same. Upon surrender to the Indenture Trustee of the typewritten Note or Notes representing the Book-Entry Notes by the Clearing Agency, accompanied by registration instructions, the Lease Trustee shall execute, on behalf of the Lease Trust, and the Indenture Trustee shall authenticate the Definitive Notes in accordance with the instructions of the Clearing Agency. None of the Lease Trustee, the Note Registrar or the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes, the Indenture Trustee shall recognize as Noteholders the Persons whose names are registered in the Note Register.

                 Section 2.13 Authenticating Agents. Upon the request of the Lease Trustee, the Indenture Trustee shall, and if the Indenture Trustee so chooses the Indenture Trustee may, appoint one or more Authenticating Agents with power to act on its behalf and subject to its direction in the authentication of Notes in connection with issuance, transfers and exchanges under Sections 2.2, 2.4, 2.5 and 9.6, as fully to all intents and purposes as though each such Authenticating Agent had been expressly authorized by those Sections to authenticate such Notes. For all purposes of this Indenture, the authentication of Notes by an Authenticating Agent pursuant to this Section
2.13 shall be deemed to be the authentication of Notes "by the Indenture
Trustee."

                 Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate trust business of any Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, without the execution or filing of any further act on the part of the parties hereto or such Authenticating Agent or such successor corporation.

                 Any Authenticating Agent may at any time resign by giving written notice of resignation to the Indenture Trustee and the Lease Trustee. The Indenture Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and the Lease Trustee. Upon receiving such notice of resignation or upon such a termination, the Indenture Trustee shall promptly appoint a successor Authenticating Agent and shall give written notice of such appointment to the Lease Trustee.

                 The Indenture Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services, and reimbursement for its reasonable expenses relating thereto and the Indenture Trustee shall be entitled to be reimbursed for such payments, subject to
Section 6.7. The provisions of Sections 2.8 and 6.4 shall be applicable to any Authenticating Agent.

                                  ARTICLE III

                                   COVENANTS

                 Section 3.1 Payment of Principal and Interest. The Lease Trust will duly and punctually pay the principal of and interest on the Notes in accordance with the terms of the Notes and this Indenture. Without limiting the foregoing, the Lease Trustee, on behalf of the Lease Trust, will cause the Indenture Trustee to distribute to Noteholders and the Lease Trust Certifi-cateholders all amounts on deposit in the Series 1995-1 Payments Account payable to the Noteholders and the Lease Trust Certificateholders pursuant to
Section 8.4. Amounts properly withheld under the Code by any Person from a payment to any Noteholder of interest and/or principal shall be considered to have been paid by the Lease Trust to such Noteholder for all purposes of this Indenture.

                 Section 3.2 Maintenance of Office or Agency. The Note Registrar, on behalf of the Lease Trustee, will maintain at the Corporate Trust Office or at such other location in the Borough of Manhattan, The City of New York, chosen by the Note Registrar, acting for the Lease Trustee an office or agency, where Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Lease Trustee in respect of the Notes and this Indenture may be served. The Lease Trustee hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands.

                 Section 3.3 Money for Payments To Be Held in Trust. As provided in Sections 8.4(b) and 5.4(b), all payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Series 1995-1 Payments Account shall be made on behalf of the Lease Trust by the Indenture Trustee or by another Paying Agent, and no amounts so withdrawn therefrom for payments of Notes shall be paid over to the Lease Trust except as provided in this Section 3.3.

                 On or before each Payment Date and Redemption Date, the Lease Trustee shall, on behalf of the Lease Trust, deposit or cause to be deposited in the Series 1995-1 Payments Account an aggregate sum sufficient to pay the amounts then becoming due under the Notes, such sum to be held in trust for the benefit of the Persons entitled thereto and (unless the Paying Agent is the Indenture Trustee) shall promptly notify the Indenture Trustee of its action or failure so to act.

                 The Lease Trustee will cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it hereby so agrees to the extent relevant), subject to the provisions of this Section 3.3, that such Paying Agent will:

                                  (i)  hold all sums held by it for the
         payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

                                  (ii)  give the Indenture Trustee notice of
         any default by the Lease Trust of which it has actual knowledge (or any other obligor upon the Notes) in the making of any payment required to be made with respect to the Notes;

                                  (iii)  at any time during the continuance of
         any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

                                  (iv)  immediately resign as a Paying Agent
         and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment; and

                                  (v)  comply with all requirements of the
         Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

                 The Lease Trustee may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                 Subject to applicable laws with respect to escheat of funds, any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and be paid to the Lease Trust on Issuer Request; and such Noteholder shall thereafter, as an unsecured general creditor, look only to the Lease Trust for payment thereof (but only to the extent of the amounts so paid to the Lease Trust by the Indenture Trustee or the Paying Agent), and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Indenture Trustee or such Paying Agent, before being required to make any such repayment, shall at the expense of the Lease Trust cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Lease Trust. The Indenture Trustee shall also adopt and employ, at the expense of the Lease Trust, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Noteholders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Paying Agent, at the last address of record for each such Noteholder).

                 Section 3.4 Existence. The Lease Trust will keep in full effect its existence, rights and franchises under the laws of its jurisdiction of organization, and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Collateral and the Indenture Trust Estate.

                 Section 3.5 Protection of Indenture Trust Estate. The Lease Trustee on behalf of the Lease Trust will from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

                              (i)  maintain or preserve the lien and
         security interest (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof;

                              (ii)  perfect, publish notice of or
         protect the validity of any Grant made or to be made by this Indenture;

                              (iii)  enforce any of the Collateral; or

                              (iv)  preserve and defend title to the
         Indenture Trust Estate and the rights of the Indenture Trustee and the Noteholders in such Indenture Trust Estate against the claims of all Persons and parties.

The Lease Trust hereby designates the Indenture Trustee its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required by the Indenture Trustee pursuant to this Section 3.5; provided, however, the Indenture Trustee shall be under no obligation to file any such financing statement, continuation statement or other instrument required under this Section 3.5.

                 Section 3.6 Opinions as to Indenture Trust Estate. (a) Promptly after the execution of this Indenture, the Lease Trustee shall furnish to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements and any other action that may be required by law, as are necessary to perfect and make effective the lien and security interest of this Indenture and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest effective.

                 (b) On or before April 30 in each calendar year, beginning on or before April 30, 1996, the Lease Trustee, shall furnish to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements and any other action that may be required by law as is necessary to maintain the lien and security interest created by this Indenture and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest of this Indenture until April 30 in the following calendar year.

                 Section 3.7 Performance of Obligations; Administration of Specified Assets. (a) The Lease Trust will not take any action and will use its best efforts not to permit any action to be taken by others, including but not limited to the Administrative Agent, that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Indenture Trust Estate or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as expressly provided in the Basic Documents.

                 (b) The Lease Trustee may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officers' Certificate of the Lease Trustee shall be deemed to be action taken by the Lease Trustee. Initially, the Lease Trustee has contracted with the Administrative Agent and the Administrative Agent has agreed to assist the Lease Trustee in performing its duties under this Indenture.

                 (c) The Lease Trustee will, and shall cause the Administrative Agent to, punctually perform and observe all of its obligations and agreements contained in this Indenture, the Basic Documents and in the instruments and agreements included in the Indenture Trust Estate, including but not limited to filing or causing to be filed all UCC financing statements and continuation statements required to be filed by the terms of this Indenture and the other Basic Documents in accordance with and within the time periods provided for herein and therein. Except as otherwise expressly provided therein, the Lease Trustee, as a party to the other Basic Documents and as a Holder of the Series 1995-1 Certificates, shall not, and shall cause the Administrative Agent not to, waive, amend, modify, supplement or terminate any Basic Document or any provision thereof without the consent of the Indenture Trustee or the Noteholders of at least a majority of the Outstanding Amount of the Notes.

                 (d) If the Lease Trustee shall have knowledge of the occurrence of an event of default by the Administrative Agent under the Administrative Agency Agreement ("Administrative Agent Default"), the Lease Trustee shall promptly notify the Indenture Trustee and the Rating Agencies thereof, and shall specify in such notice the action, if any, the Lease Trustee is taking in respect of such default. If an Administrative Agent Default shall arise from the failure of the Administrative Agent to perform any of its duties or obligations under the Administrative Agency Agreement with respect to the Series 1995-1 Assets, the Lease Trustee shall take all reasonable steps available to it to remedy such failure.

                 (e) Upon any termination of the Administrative Agent's rights and powers pursuant to Section 7.1 or 7.3 of the Administrative Agency Agreement or resignation of the Administrative Agent pursuant to Section 7.2 of the

Administrative Agency Agreement, the Lease Trustee shall promptly, but in any event within two Business Days, notify the Indenture Trustee. As soon as a substitute Administrative Agent is appointed pursuant to Section 7.1 of the Administrative Agency Agreement or a successor Administrative Agent is appointed pursuant to Section 7.3 of the Administrative Agency Agreement, the Lease Trustee shall notify the Indenture Trustee of such appointment, specifying in such notice the name and address of such substitute or successor Administrative Agent.

                 Section 3.8 Negative Covenants. So long as any Notes are Outstanding, the Lease Trust shall not:

                              (i)  other than the lease of the Series
         1995-1 Certificates pursuant to the Program Operating Lease, which lease is subject to the lien of this Indenture, and except as expressly permitted by this Indenture or the other Basic Documents, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Lease Trust, including those included in the Indenture Trust Estate, unless directed to do so by the Indenture Trustee;

                              (ii)  claim any credit on, or make any
         deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Indenture Trust Estate; or

                             (iii)  (A) permit the validity or
         effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations under this Indenture except as may be expressly permitted hereby, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Indenture Trust Estate or any part thereof or any interest therein or the proceeds thereof (other than tax liens, mechanics' liens and other liens that arise by operation of law, in each case on any Series 1995-1 Assets and arising solely as a result of an action or omission of the related Lessee) or (C) permit the lien of this Indenture not to constitute a valid first priority (other than with respect to any such tax, mechanics' or other lien) security interest in the Indenture Trust Estate.

                 Section 3.9 Annual Statement as to Compliance. The Lease Trustee will deliver to the Indenture Trustee, within 120 days after the end of each calendar year (commencing with the calendar year 1995), an Officers' Certificate stating, as to the Authorized Officer signing such Officers' Certificate, that

                              (i)  a review of the activities of the
         Lease Trust during such year and of performance under this Indenture has been made under such Authorized Officer's supervision; and

                              (ii)  to the best of such Authorized
         Officer's knowledge, based on such review, the Lease Trust has complied with all conditions and covenants under this Indenture throughout such year, or, if there has been a Default in the compliance of any such condition or covenant, specifying each such Default known to such Authorized Officer and the nature and status thereof.

                 Section 3.10  [Reserved]

                 Section 3.11  [Reserved]

                 Section 3.12 No Other Activities. The Lease Trust shall not engage in any activities other than financing, acquiring, owning, leasing (subject to the lien of this Indenture), pledging and managing the Series 1995-1 Certificates in the manner contemplated by this Indenture and the other Basic Documents and activities incidental thereto.

                 Section 3.13 No Borrowing. Other than as contemplated by the Basic Documents, the Lease Trust shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness.

                 Section 3.14 Administrative Agent's Obligations. The Lease Trust shall cause the Administrative Agent to comply with the terms and provisions of the Basic Documents to which the Administrative Agent is a party.

                 Section 3.15 Guarantees, Loans, Advances and Other Liabilities. Except as contemplated by the Basic Documents or this Indenture, the Lease Trust shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

                 Section 3.16 Capital Expenditures. Except as contemplated by the Basic Documents, the Lease Trust shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

                 Section 3.17  [Reserved]

                 Section 3.18 Notice of Events of Default. The Lease Trustee agrees to give the Indenture Trustee and the Rating Agencies prompt written notice of each Event of Default hereunder on the part of the Administrative Agent and each Lease Event of Default on the part of the RCL Trustee as lessee under the Program Operating Lease.

                 Section 3.19 Further Instruments and Acts. Upon request of the Indenture Trustee, the Lease Trustee, on behalf of the Lease trust, will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

                 Section 4.1 Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect with respect to the Notes except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest thereon, (iv) Sections 3.3, 3.4, 3.5, 3.8, 3.12 and 3.13, (v) the rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section 6.7 and the obligations of the Indenture Trustee under Section 4.2) and (vi) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on demand and at the expense of the Lease Trustee, on behalf of the Lease Trust, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

                 (A)      either

                 (1) all Notes theretofore authenticated and delivered (other than (i) Notes that have been mutilated, destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.5) and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Lease Trust and thereafter repaid to the Lease Trust or discharged from such trust, as provided in Section 3.3) have been delivered to the Indenture Trustee for cancellation; or

                 (2) all Notes not theretofore delivered to the Indenture Trustee for cancellation

                             (i)    have become due and payable,

                             (ii)   will become due and payable at their
                                    Stated Maturity within one year, or

                             (iii)  are to be called for redemption
                                    within one year under arrangements
                                    satisfactory to the Indenture
                                    Trustee for the giving of notice of
                                    redemption by the Indenture Trustee
                                    in the name, and at the expense, of
                                    the Lease Trust,

                 and the Lease Trust, in the case of (i), (ii) or (iii) above, has (x) received an Opinion of Counsel to the effect that the release of the Collateral or the release of the Lease Trust from the liability hereunder will not be treated as a repayment of the Notes or an exchange pursuant to Section 1001 of the Code and (y) irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes (including interest) not theretofore delivered to the Indenture Trustee for cancellation when due to their Stated Maturity or Redemption Date (if Notes shall have been called for redemption pursuant to Section 10.1(a)) and all fees due and payable to the Lease Trustee or the Indenture Trustee, as the case may be;

                 (B) the Lease Trust has paid or caused to be paid all other sums payable hereunder by the Lease Trust; and

                 (C) the Lease Trustee has delivered to the Indenture Trustee an Officers' Certificate, an Opinion of Counsel and (if required by the TIA or the Indenture Trustee) an Independent Certificate from a firm of certified public accountants, each meeting the applicable requirements of Section 11.1 and each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

                 Section 4.2 Application of Trust Money. All moneys deposited with the Indenture Trustee pursuant to Section 4.1 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent, as the Indenture Trustee may determine, to the Noteholders of the particular Notes for the payment or redemption of which such moneys have been deposited with the Indenture Trustee of all sums due and to become due thereon for principal and interest; but such moneys need not be segregated from other funds except to the extent required herein or in the Administrative Agency Agreement or required by law.

                 Section 4.3 Repayment of Moneys Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all moneys then held by any Paying Agent other than the Indenture Trustee under the provisions of this Indenture with respect to such Notes shall, upon demand of the Lease Trustee, be paid to the Indenture Trustee to be held and applied according to Section 3.3 and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.


                                   ARTICLE V

                               EVENTS OF DEFAULT

                 Section 5.1 Events of Default. "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                                  (i)  default in the payment of any
         interest on any Note when the same becomes due and payable, and such default shall continue for a period of five days; or

                                  (ii)  on any date, the Outstanding Amount of
         Notes is greater than or equal to the Pool Balance; or

                                  (iii)  default in the payment of the
         principal of any Note at Stated Maturity or upon the Redemption Date;

                                  (iv)  the occurrence of a Lease Event of
         Default;

                                  (v)  default in the observance or
         performance of any covenant or agreement of the Lease Trust made in this Indenture (other than a covenant or agreement, a default in the observance or performance of which is elsewhere in this Section 5.1 specifically dealt with), or any representation or warranty of the Lease Trust made in this Indenture or in any certificate or other writing delivered pursuant hereto or in connection herewith proving to have been incorrect in any material respect as of the time when the same shall have been made, and such default shall continue or not be cured, or the circumstance or condition in respect of which such misrepresentation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 60 days or in the case of a materially incorrect representation or warranty, 30 days, after there shall have been given, by registered or certified mail, to the Lease Trustee by the Indenture Trustee or to the Lease Trustee and the Indenture Trustee by the Noteholders holding not less than 25% of the Outstanding Amount of the Notes of any Class, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                              (vi)  the filing of a decree or order for
         relief by a court having jurisdiction in the premises in respect of the Lease Trust or any substantial part of the Indenture Trust Estate in an involuntary case under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Lease Trust or for any substantial part of the Indenture Trust Estate, or the winding-up or liquidation of the Lease Trust's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

                                  (vii)  the commencement by the Lease Trust
         of a voluntary case under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Lease Trust to the entry of an order for relief in an involuntary case under any such law, or the consent by the Lease Trust to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Lease Trust or for any substantial part of the Indenture Trust Estate, or the making by the Lease Trust of any general assignment for the benefit of creditors, or the failure by the Lease Trust generally to pay its debts as such debts become due, or the taking of action by the Lease Trust in furtherance of any of the foregoing.

                 The Lease Trustee shall deliver to the Indenture Trustee, within five days after the occurrence thereof, written notice in the form of an Officers' Certificate of any event which with the giving of notice and the lapse of time would become an Event of Default under clauses (ii), (iv) and
(v), its status and what action the Lease Trustee is taking or proposes to take with respect thereto.

                 Section 5.2 Acceleration of Maturity; Rescission and Annulment. If an Event of Default should occur and be continuing, then and in every such case the Indenture Trustee or the Noteholders representing not less than a majority of the Outstanding Amount of the Notes may declare all the Notes to be immediately due and payable, by a notice in writing to the Lease Trustee (and to the Indenture Trustee if given by Noteholders), and upon any such declaration the unpaid principal amount of such Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable.

                 At any time after such declaration of acceleration of maturity has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter set forth in this Article V, the Noteholders representing not less than a majority of the Outstanding Amount of the Notes, by written notice to the Lease Trustee and the Indenture Trustee, may rescind and annul such declaration and its consequences if:

                              (i)    the Lease Trust has paid or
         deposited with the Indenture Trustee a sum sufficient to pay

                          (A) all payments of principal of and interest on all Notes and all other amounts that would then be due hereunder or upon such Notes if the Event of Default giving rise to such acceleration had not occurred; and

                          (B) all sums paid or advanced by the Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel; and

                              (ii)     all Events of Default, other than
         the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in
         Section 5.12.

                 No such rescission shall affect any subsequent default or impair any right consequent thereto.

                 Section 5.3 Collection of Indebtedness and Suits for Enforcement by Indenture Trustee. (a) The Lease Trust covenants that if (i) default is made in the payment of any interest on any Note when the same becomes due and payable, and such default continues for a period of five days, or (ii) default is made in the payment of the principal of any Note at Stated Maturity or the Redemption Date, the Lease Trust will, upon demand of the Indenture Trustee, pay to it, for the benefit of such Noteholders, the whole amount then due and payable on such Notes for principal and interest, with interest upon the overdue principal, and, to the extent payment at such rate of interest shall be legally enforceable, upon overdue installments of interest, at the applicable Default Rate borne by the Notes and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reason-able compensation, expenses, disbursements and advances of the Indenture Trustee and its agents, attorneys and counsel.

                 (b) In case the Lease Trust shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Lease Trust or other obligor upon such Notes and collect in the manner provided by law out of the property of the Lease Trust or other obligor upon such Notes, wherever situated, the moneys adjudged or decreed to be payable.

                 (c) If an Event of Default occurs and is continuing, the Indenture Trustee may, as more particularly provided in Section 5.4, in its discretion, proceed to protect and enforce its rights and the rights of the Noteholders, by such appropriate Proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

                 (d) In case there shall be pending, relative to the Lease Trust or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Indenture Trust Estate, Proceedings under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Lease Trust or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Lease Trust or other obligor upon the Notes, or to the creditors or property of the Lease Trust or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section 5.3, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

                              (i)  to file and prove a claim or claims
         for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances and disbursements made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence or bad faith) and of the Noteholders allowed in such Proceedings;

                              (ii)  unless prohibited by applicable law
         and regulations, to vote on behalf of the Noteholders in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

                             (iii)  to collect and receive any moneys or
         other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and of the Indenture Trustee on their behalf; and

                              (iv)  to file such proofs of claim and
         other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Noteholders allowed in any judicial proceedings relative to the Lease Trust, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee, and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances and disbursements made, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence or bad faith, and any other amounts due the Indenture Trustee under Section 6.7.

                 (e) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any related Noteholder or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

                 (f) All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or Proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, advances, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel shall be for the ratable benefit of the Noteholders in respect of which such judgment has been recovered.

                 (g) In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Noteholders, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

                 Section 5.4 Remedies; Priorities. (a) If an Event of Default shall have occurred and be continuing, the Indenture Trustee may do one or more of the following (subject to Section 5.5):

                              (i)  institute Proceedings in its own
         name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Lease Trust and any other obligor upon such Notes moneys adjudged due;

                             (ii)  institute Proceedings from time to
         time for the complete or partial foreclosure of this Indenture with respect to the Indenture Trust Estate;

                             (iii)  exercise any remedies of a secured
         party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee and the Noteholders; and

                             (iv)  after a declaration of acceleration
         of the maturity of the Notes pursuant to Section 5.2, sell the Indenture Trust Estate or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law;

         provided, however, that, unless directed to sell the Indenture Trust Estate in accordance with Section 9.2 of the Lease Trust Agreement, the Indenture Trustee may not sell or otherwise liquidate the Indenture Trust Estate following an Event of Default, other than an Event of Default described in Section 5.1(i) or (iii), unless (A) Noteholders holding 100% of the Outstanding Amount of the Notes consent thereto, (B) the proceeds of such sale or liquidation are sufficient to discharge in full all amounts then due and unpaid upon the Notes for principal and interest and all amounts payable to the Lease Trust Certificateholders or (C) the Indenture Trustee determines that the Indenture Trust Estate will not continue to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if the Notes had not been declared due and payable, and the Indenture Trustee obtains the consent of Noteholders holding not less than 66-2/3% of the Outstanding Amount of the Notes. In determining such sufficiency or in-sufficiency with respect to clauses (B) and (C), the Indenture
         Trustee may, but need not, obtain, at the expense of the Lease Trust, and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Indenture Trust Estate for such purpose.

                 (b) If the Indenture Trustee collects any money or property pursuant to this Article V upon sale of the Indenture Trust Estate, it shall pay out such money or property held as Collateral for the benefit of the Noteholders in the following order:

                 FIRST:   to the Indenture Trustee for all amounts due under
         Section 6.7;

                 SECOND: to the Administrative Agent for reimbursement of all outstanding Sale Proceeds Advances and Monthly Payment Advances;

                 THIRD: to the Administrative Agent for amounts due in respect of unpaid Series 1995-1 Administrative fees;

                 FOURTH: to Noteholders for amounts due and unpaid on the Notes for interest, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for interest;

                 FIFTH:   to the Class A-1 Noteholders, Class A-2 Noteholders
         and Class A-3 Noteholders for amounts due and unpaid on the Notes for principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class A-1 Notes, Class A-2 Notes and Class A-3 Notes for principal; and

                 SIXTH: to the Lease Trust for distribution, ratably, without preference or priority of any kind, according to the amounts due and payable to the Lease Trust Certificateholders.

                 The Indenture Trustee may fix a record date and payment date for any payment to Noteholders pursuant to this Section 5.4(b). At least 15 days before such record date, the Lease Trustee shall mail to each Noteholder and the Indenture Trustee a notice that states the record date, the payment date and the amount to be paid.

                 Section 5.5 Optional Preservation of the Series 1995-1 Assets. If the Notes have been declared to be due and payable under Section
5.2 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may, unless directed to sell pursuant to Section 9.2 of the Lease Trust Agreement, but need not, elect to maintain possession of the Indenture Trust Estate. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes, and the Indenture Trustee shall take such desire into account when determining whether or not to maintain possession of the Indenture Trust Estate. In determining whether to maintain possession of the Indenture Trust Estate, the Indenture Trustee may, but need not, obtain at the expense of the Lease Trust and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Indenture Trust Estate for such purpose. Notwithstanding the foregoing provisions of this Section 5.5 and Section 5.4, the Indenture Trustee shall sell the Indenture Trust Estate, subject to the lien of this Indenture, if so instructed by the Lease Trustee pursuant to
Section 9.2 of the Lease Trust Agreement.

                 Section 5.6 Limitation of Suits. No Noteholder shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                              (i)  such Noteholder has previously given
         written notice to the Indenture Trustee of a continuing Event of Default;

                              (ii)  Noteholders holding not less than
         25% of the Outstanding Amount of the Notes have made written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

                             (iii)  such Noteholder or Noteholders have
         offered to the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in complying with such request;

                              (iv)  the Indenture Trustee for 60 days
         after its receipt of such notice, request and offer of indemnity has failed to institute such Proceedings; and

                              (v)  no direction inconsistent with such
         written request has been given to the Indenture Trustee during such 60-day period by the Noteholders holding not less than a majority of the Outstanding Amount of the Notes;

it being understood and intended that no Noteholder, or group of Noteholders, shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Noteholders or to obtain or to seek to obtain priority or preference over any other Noteholders or to enforce any right under this Indenture, except in the manner herein provided.

                 In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Noteholders, each representing less than a majority of the Outstanding Amount of the Notes, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

                 Section 5.7 Unconditional Rights of Noteholders To Receive Principal and Interest. Notwithstanding any other provisions in this Indenture, any Noteholder shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture (or, in the case of redemption, on or after the Redemption
Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Noteholder.

                 Section 5.8 Restoration of Rights and Remedies. If the Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case the Lease Trust, the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

                 Section 5.9 Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                 Section 5.10 Delay or Omission Not a Waiver. No delay or omission of the Indenture Trustee or any Noteholder to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

                 Section 5.11 Control by Noteholders. The Noteholders holding not less than a majority of the Outstanding Amount of the Notes shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee; provided that

                             (i)   such direction shall not be in
         conflict with any rule of law or with this Indenture;

                             (ii)  subject to the express terms of
         Section 5.4, any direction to the Indenture Trustee to sell or liquidate the Indenture Trust Estate shall be by the Noteholders holding not less than 100% of the Outstanding Amount of the Notes;

                             (iii)  if the conditions set forth in
         Section 5.5 have been satisfied and the Indenture Trustee elects to retain the Indenture Trust Estate pursuant to such Section 5.5, and except in the case of a sale of the Indenture Trust Estate pursuant to
         Section 9.2 of the Lease Trust Agreement then any direction to the Indenture Trustee by Noteholders holding less than 100% of the Outstanding Amount of the Notes to sell or liquidate the Indenture Trust Estate shall be of no force and effect; and

                              (iv)  the Indenture Trustee may take any
         other action deemed proper by the Indenture Trustee that is not inconsistent with such direction;

provided, however, that the Indenture Trustee need not take any action that it determines might expose it to personal liability or might materially adversely affect or unduly prejudice the rights of any Noteholders not consenting to such action.

                 Section 5.12 Waiver of Past Defaults. Prior to the declaration of the acceleration of the maturity of the Notes as provided in
Section 5.2, Noteholders holding not less than a majority of the Outstanding Amount of the Notes may waive any past Default or Event of Default and its consequences except a Default (a) in payment of principal of or interest on any of the Notes or (b) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of each Noteholder. In the case of any such waiver, the Lease Trust, the Indenture Trustee and the Noteholders shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto.

                 Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

                 Section 5.13 Undertaking for Costs. All parties to this Indenture agree, and each Noteholder by such Noteholder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.13 shall not apply to (a) any suit instituted by the Indenture Trustee, (b) any suit instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 10% of the Outstanding Amount of the Notes or (c) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective Stated Maturity expressed in such Note and in this Indenture (or, in the case of redemption, on or after the Redemption Date).

                 Section 5.14 Waiver of Stay or Extension Laws. The Lease Trust covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Lease Trust (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                 Section 5.15 Action on Notes. The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Lease Trust or by the levy of any execution under such judgment upon any portion of the Indenture Trust Estate or upon any of the assets of the Lease Trust.

                 Section 5.16 Performance and Enforcement of Certain Obligations. (a) Promptly following a request from the Indenture Trustee to do so, the Lease Trustee, on behalf of and at the expense of the Lease Trust, agrees to take all such lawful action as the Indenture Trustee may request to compel or secure the performance and observance by Ford Credit, RCL Trust 1995-1 and the Administrative Agent, as applicable, of each of their obligations to the Lease Trust under or in connection with the Limited RV Guaranty, the Program Operating Lease and the Administrative Agency Agreement, respectively, in accordance with the terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Lease Trust under or in connection with each such agreement to the extent and in the manner directed by the Indenture Trustee, including the transmission of notices of default on the part of the Administrative Agent thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Administrative Agent of its obligations under the Administrative Agency Agreement.

                 (b) If an Event of Default has occurred and is continuing, the Indenture Trustee may, and, at the direction (which direction shall be in writing or by telephone (confirmed in writing promptly thereafter)) of Noteholders holding not less than 66-2/3% of the Outstanding Amount of the Notes shall, exercise all rights, remedies, powers, privileges and claims of the Lease Trust against Ford Credit, the RCL Trustee and the Administrative Agent under or in connection with the Limited RV Guaranty, the Program Operating Lease, the Administrative Agency Agreement and the Series 1995-1 Supplement, respectively, including the right or power to take any action to compel or secure performance or observance by the Administrative Agent of its obligations to the Lease Trust thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Administrative Agency Agreement, and any right of the Lease Trust to take such action shall be suspended.


                                   ARTICLE VI

                             THE INDENTURE TRUSTEE

                 Section 6.1 Duties of Indenture Trustee. (a) If an Event of Default has occurred and is continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person's own affairs.

                 (b)  Except during the continuance of an Event of Default:

                              (i)  the Indenture Trustee undertakes to
         perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

                              (ii)  in the absence of bad faith on its
         part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; however, the Indenture Trustee shall examine any such certificates and opinions, which by any provision hereof are specifically to be furnished to the Indenture Trustee, to determine whether or not they conform to the requirements of this Indenture.

                 (c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own wilful misconduct, except that:

                              (i)  this paragraph does not limit the
         effect of Section 6.1(b);

                              (ii)  the Indenture Trustee shall not be
         liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

                             (iii)  the Indenture Trustee shall not be
         liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to
         Section 5.11.

                 (d) Every provision of this Indenture that in any way relates to the Indenture Trustee is subject of Sections 6.1(a), (b), (c) and (g).

                 (e) The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Lease Trustee.

                 (f) Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the Administrative Agency Agreement.

                 (g) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayments of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                 (h) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section 6.1 and to the provisions of the TIA.

                 (i) The Indenture Trustee shall not be deemed to have knowledge of any Default or other event unless a Responsible Officer has actual knowledge thereof or has received written notice thereof in accordance with the provisions of this Indenture.

                 Section 6.2 Rights of Indenture Trustee. (a) The Indenture Trustee may rely and shall be protected in acting or refraining form acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper Person. The Indenture Trustee need not investigate any fact or matter stated in any such document.

                 (b) Before the Indenture Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officers' Certificate or Opinion of Counsel.

                 (c) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, the Administrative Agent, any co-trustee or separate trustee appointed in accordance with the provisions of Section 6.10 or any other such agent, attorney, custodian or nominee appointed with due care by it hereunder.

                 (d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Indenture Trustee's conduct does not constitute wilful misconduct, negligence or bad faith.

                 (e) The Indenture Trustee may consult with counsel, and the advice of such counsel or any Opinion of Counsel relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

                 (f) The Indenture Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture or to honor the request or direction of any of the Noteholders pursuant to this Indenture unless such Noteholders shall have offered to the Indenture Trustee reasonable security or indemnity against the reasonable costs, expenses, disbursements, advances and liabilities which might be incurred by it, its agents and its counsel in compliance with such request or direction.

                 (g) Any request or direction of the Lease Trust mentioned herein shall be sufficiently evidenced by an Issuer Request.

                 Section 6.3 Individual Rights of Indenture Trustee. The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Lease Trust or its Affiliates with the same rights it would have if it were not Indenture Trustee. Any Paying Agent, Note Registrar, co-registrar, co-paying agent, co-trustee or separate trustee agent may do the same with like rights. However, the Indenture Trustee must comply with Sections 6.11 and 6.12.

                 Section 6.4 Indenture Trustee's Disclaimer. The Indenture Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Notes, it shall not be accountable for the Lease Trust's use of the proceeds from the Notes, and it shall not be responsible for any statement in the Indenture or in any document issued in connection with the sale of the Notes or in the Notes, all of which shall be taken as the statements of the Lease Trust, other than the Indenture Trustee's certificate of authentication.

                 Section 6.5 Notice of Defaults. If a Default occurs and is continuing and if it is known to a Responsible Officer of the Indenture Trustee, the Indenture Trustee shall notify the Rating Agencies within two Business Days and shall mail to each Noteholder notice of the Default within 90 days after it occurs. Except in the case of a Default in payment of principal of or interest on any Note (including payments pursuant to the mandatory redemption provisions of such Note), the Indenture Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Noteholders; provided, however, that in the case of any Default of the character specified in Section 5.1(v), no such notice to Noteholders shall be given until at least 30 days after the occurrence thereof.

                 Section 6.6 Reports by Indenture Trustee to Noteholders. The Indenture Trustee shall deliver, if provided to the Indenture Trustee by the Lease Trust, to each Noteholder such information as may be required to enable such holder to prepare its federal and state income tax returns.

                 Section 6.7 Compensation and Indemnity. The Lease Trust shall or shall cause the Administrative Agent to pay to the Indenture Trustee from time to time reasonable compensation for its services rendered by it hereunder. The Indenture Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Lease Trust shall or shall cause the Administrative Agent to reimburse the Indenture Trustee for all reasonable out-of-pocket expenses, advances and disbursements incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Indenture Trustee's agents, counsel, accountants and experts. The Lease Trust shall or shall cause the Administrative Agent to indemnify the Indenture Trustee individually or in its capacity as Indenture Trustee for, and to hold it harmless against, any and all loss, liability or expense (including attorneys' fees) incurred by it in connection with the acceptance or the administration of this trust and the performance of its duties hereunder including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The Indenture Trustee shall notify the Lease Trustee and the Administrative Agent promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee to so notify the Lease Trustee and the Administrative Agent shall not relieve the Lease Trust or the Administrative Agent of its obligations hereunder. The Lease Trust shall or shall cause the Administrative Agent to defend the claim if so requested by the Indenture Trustee and the Indenture Trustee may have separate counsel and the Lease Trust shall or shall cause the

Administrative Agent to pay the fees and expenses of such counsel. Neither the Lease Trust nor the Administrative Agent need reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee through the Indenture Trustee's own wilful misconduct, negligence or bad faith.

                 The Lease Trust's payment obligations to the Indenture Trustee pursuant to this Section 6.7 shall survive the discharge of this Indenture. When the Indenture Trustee incurs expenses after the occurrence of a Default set forth in Section 5.1(iv) or (v) with respect to the Lease Trust, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or similar law.

                 Section 6.8 Replacement of Indenture Trustee. Noteholders holding not less than a majority in Outstanding Amount of the Notes may remove the Indenture Trustee without cause by so notifying the Lease Trustee and the Indenture Trustee and following such removal may appoint a successor
Indenture Trustee. The Indenture Trustee may resign at any time by so notifying the Lease Trustee and the Noteholders. The Lease Trustee shall remove the Indenture Trustee if:

                             (i)  the Indenture Trustee fails to
         comply with Section 6.11;

                             (ii)  the Indenture Trustee is adjudged a
         bankrupt or insolvent;

                             (iii)  a receiver or other public officer
         takes charge of the Indenture Trustee or its property; or

                             (iv)  the Indenture Trustee otherwise
         becomes incapable of acting.

                 If the Indenture Trustee resigns or is removed by Noteholders holding not less than a majority of the Outstanding Amount of the Notes or by the Lease Trustee or if a vacancy exists in the office of Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Lease Trustee shall promptly appoint a successor Indenture Trustee.

                 A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee and to the Lease Trustee. Thereupon the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee, without any further act, deed or conveyance, shall have all the rights, powers and duties of the Indenture Trustee under this Indenture subject to satisfaction of the Rating Agency Condition. The successor Indenture Trustee shall mail a notice of its succession to Noteholders, which shall include the name of the successor Indenture Trustee and the address of its principal corporate trust office. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

                 If a successor Indenture Trustee does not take office within 60 days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Lease Trust or Noteholders holding not less than a majority in Outstanding Amount of the Notes may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

                 If the Indenture Trustee fails to comply with Section 6.11, any Noteholder who has been a bona fide Noteholder for at least six months may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

                 Any resignation or removal of the Indenture Trustee and appointment of a successor Indenture Trustee pursuant to any of the provisions of this Section 6.8 shall not become effective until acceptance of appointment by the successor Indenture Trustee pursuant to this Section 6.8 and payment of all fees and expenses owed to the outgoing Indenture Trustee. Notwithstanding the replacement of the Indenture Trustee pursuant to this Section 6.8, the Lease Trust's and the Administrative Agent's obligations under Section 6.7 shall continue for the benefit of the retiring Indenture Trustee.

                 Section 6.9 Successor Indenture Trustee by Merger. If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Indenture Trustee. The Indenture Trustee shall provide the Rating Agencies prior written notice of any such transaction.

                 In case at the time such successor or successors by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Indenture Trustee shall have.

                 Section 6.10 Appointment of Co-Indenture Trustee or Separate Indenture Trustee. (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any of the Collateral may at the time be located, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Collateral, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Collateral, or any part hereof, and, subject to the other provisions of this Section 6.10, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section
6.11 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.8.

                 (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                             (i)  all rights, powers, duties and
         obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Collateral or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

                             (ii)  no separate trustee or co-trustee
         hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

                             (iii)  the Indenture Trustee may at any
         time accept the resignation of or remove any separate trustee or co-trustee.

                 (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

                 (d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                 Section 6.11 Eligibility; Disqualification. The Indenture Trustee shall at all times satisfy the requirements of TIA Section 310(a). The Indenture Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and it shall have a long term debt rating of investment grade or better by the Rating Agencies. The Indenture Trustee shall comply with TIA
Section 310(b).

                 Section 6.12 Preferential Collection of Claims Against Lease Trustee. The Indenture Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). An Indenture Trustee who has resigned or been removed shall be subject to TIA
Section 311(a) to the extent indicated.

                 Section 6.13 Removal of Administrative Agent. So long as any Notes are Outstanding, the Lease Trustee shall not take any action with respect to the removal of, or substitution for, the Administrative Agent pursuant to Sections 7.1 and 7.3 of the Administrative Agency Agreement without the consent of the Indenture Trustee.

                                  ARTICLE VII

                         NOTEHOLDERS' LISTS AND REPORTS

                 Section 7.1 Lease Trustee To Furnish Indenture Trustee Names and Addresses of Noteholders. The Lease Trustee will furnish or cause to be furnished to the Indenture Trustee (i) not more than five days after each

Record Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Noteholders as of such Record Date,
(ii) at such other times as the Indenture Trustee may request in writing, within 30 days after receipt by the Lease Trustee of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that so long as (i) the Indenture Trustee is the Note Registrar or (ii) the Notes are issued as Book-Entry Notes no such list shall be required to be furnished to the Indenture Trustee.

                 Section 7.2 Preservation of Information; Communications to Noteholders. (a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Noteholders contained in the most recent list furnished to the Indenture Trustee as provided in
Section 7.1 and the names and addresses of Noteholders received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in Section 7.1 upon receipt of a new list so furnished.

                 (b)  Noteholders may communicate pursuant to TIA Section 312
(b) with other Noteholders with respect to their rights under this Indenture or under the Notes.

                 (c) The Lease Trustee, the Indenture Trustee and the Note Registrar shall have the protection of TIA Section 312(c).

                 Section 7.3 Reports by Lease Trustee. (a) The Lease Trustee, on behalf of the Lease Trust, shall:

                            (i)  file with the Indenture Trustee,
         within 15 days after the Lease Trust is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Lease Trust may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act;

                            (ii)  file with the Indenture Trustee and
         the Commission in accordance with rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Lease Trust with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                            (iii)  supply to the Indenture Trustee (and
         the Indenture Trustee shall transmit by mail to all Noteholders described in TIA Section 313(c)) such summaries of any information, documents and reports required to be filed by the Lease Trustee on behalf of the Lease Trust pursuant to clauses (i) and (ii) of this
         Section 7.3(a) as may be required by rules and regulations prescribed from time to time by the Commission.

                 (b) Unless the Lease Trust otherwise determines, the fiscal year of the Lease Trust shall end on December 31 of each year.

                 Section 7.4  Reports by Indenture Trustee.  If required by TIA
Section 313(a), within 60 days after each May 15 beginning with May 15, 1996, the Indenture Trustee shall mail to each Noteholder as required by TIA Section 313(c) a brief report dated as of such date that complies with TIA Section 313(a). The Indenture Trustee also shall comply with TIA Section 313(b).

                 A copy of each report at the time of its mailing to Noteholders shall be filed by the Indenture Trustee with the Commission and each stock exchange, if any, on which the Notes are listed.

                                  ARTICLE VIII

                      ACCOUNTS, DISBURSEMENTS AND RELEASES

                 Section 8.1 Collection of Money. Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall apply all such money received by it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Indenture Trust Estate, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article V.

                 Section 8.2 Series 1995-1 Payment Account. The Indenture Trustee shall, prior to the Closing Date, establish and maintain an Eligible Account in the name of the Indenture Trustee which shall be designated as the "Series 1995-1 Payments Account." The Series 1995-1 Payments Account shall be held in trust for the benefit of the Noteholders and the Lease Trust Certificateholders. The Series 1995-1 Payments Account shall be under the sole dominion and control of the Indenture Trustee. All monies deposited from time to time in the Series 1995-1 Payments Account pursuant to this Indenture and the Series 1995-1 Supplement shall be held by the Indenture Trustee as part of the Collateral and shall be applied to the purposes herein provided. If the Series 1995-1 Payments Account shall cease to be an Eligible Account, the Indenture Trustee shall, within 10 Business Days (or such longer period not to exceed 30 calendar days as to which each Rating Agency may consent), move the Series 1995-1 Payments Account, to an institution at which it shall be an Eligible Account.

         Section 8.3 Reserve Account Certificate; RV Guaranty Draw Certificate; Disbursement and Payment Instructions. (a) On the Business Day preceding each Payment Date, the Lease Trustee shall cause the Administrative Agent to deliver to the Indenture Trustee, on behalf of the Lease Trust, a certificate (the "Reserve Account Certificate") setting forth the following information with respect to such Payment Date:

                 (i) the Series 1995-1 Administrative Agent Fee for the preceding Accrual Period;

                 (ii)  the Required Interest Payment;

                 (iii)  the Pool Balance Decline;

                 (iv)  the Available Funds;

                 (v)  the Reserve Account Amount as of the previous Payment
          Date;

                 (vi) the RV Guaranty Draw Amount, if any, and the RV Guaranty Draw Shortfall, if any; and

                 (vii) the Reserve Account Draw Amount or the Reserve Account Deposit Amount, as applicable.

If there is a Reserve Account Draw Amount, on the Payment Date, the Indenture Trustee shall withdraw from the Reserve Account and deposit in the Series 1995-1 Payments Account the Reserve Account Draw Amount set forth in the related Reserve Account Certificate.

         (b) On the second Business Day preceding each Payment Date, the Lease Trustee shall cause the Administrative Agent, on behalf of the Lease Trust, to deliver to the Indenture Trustee a certificate (the "RV Guaranty Draw Certificate") setting forth the following information with respect to such Payment Date:

                 (i)  the Available Limited RV Guaranty Amount;

                 (ii)  the Required Sale Proceeds Payment;

                 (iii) the Available Sale Proceeds; and

                 (iv)  the RV Guaranty Draw Amount, if any.

On the Payment Date, the Indenture Trustee, as assignee of the Limited RV Guaranty, shall demand payment from the Guarantor of the RV Guaranty Draw Amount by delivering a copy of the RV Guaranty Draw Certificate, together with instructions stating that the RV Guaranty Draw Amount is to be deposited on the Payment Date in the Series 1995-1 Payments Account, to the Guarantor at the address specified in the Limited RV Guaranty.

         (c) On the Business Day preceding each Payment Date the Lease Trustee shall cause the Administrative Agent, on behalf of the Lease Trust, to deliver to the Indenture Trustee a certificate (the "Disbursement and Payment Instructions") setting forth the following information with respect to such Payment Date:

                 (i) the Available Funds, including amounts with respect to each of items (i) through (x) of the definition thereof;

                 (ii) the Reserve Account Amount and the Required Reserve Account Amount, each as of the beginning and end of the related Accrual Period;

                 (iii) the Reserve Account Draw Amount, if any, or Reserve Account Deposit Amount, if any;

                 (iv)  the Reserve Account Release Amount, if any;

                 (v)  the RV Guaranty Draw Amount, if any;

                 (vi)  the RV Guaranty Draw Shortfall, if any;

                 (vii)  the Basic Payment and Additional Payment

                 (viii) the amount of interest accrued during the preceding Interest Accrual Period on the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, respectively;

                 (ix) the amount of interest accrued during the preceding Interest Accrual Period on the outstanding Lease Trust Certificates;

                 (x) the Outstanding Amount of the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, respectively, on the day immediately preceding such Payment Date; and

                 (xi) the Limited RV Guaranty Fee for the preceding Accrual Period.

                 (d) The Indenture Trustee shall have no duty or obligation to verify or confirm the accuracy of any of the information or numbers set forth in any of the certificates required to be delivered to the Indenture Trustee in accordance with this Section 8.3 and the Indenture Trustee shall be fully protected in relying upon such certificates.

                 Section 8.4 Disbursement of Funds. (a) Pursuant to Section 5.2(e) of the Series 1995-1 Supplement, amounts on deposit in the Series 1995-1 Collections Account shall be deposited in the Series 1995-1 Payments Account on each Payment Date. On each Payment Date, based on the calculations set forth in Section 8.3, the Reserve Account Draw Amount (if any), and the RV Guaranty Draw Amount (if any) with respect to such Payment Date shall be deposited in, and the Reserve Account Release Amount (if any) shall be withdrawn from the Series 1995-1 Payments Account.

                 (b) On each Payment Date the Indenture Trustee shall, in accordance with the Disbursement and Payment Instructions received from the Administrative Agent pursuant to Section 8.3(c), withdraw from the Series 1995-1 Payments Account the Total Available Funds on deposit therein and apply such amounts in accordance with the following priorities:

                          (i) to the Administrative Agent, the Series 1995-1 Administrative Fee for the preceding Accrual Period;

                          (ii) to the Noteholders, an amount equal to interest accrued at the applicable Note Interest Rate set forth in
                 Section 2.1 during the preceding Interest Accrual Period on all Outstanding Classes of Notes plus interest on any defaulted interest at the applicable Default Rate, provided however, that if there are





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

         not sufficient funds to pay the entire amount of accrued and unpaid interest then due on the Notes, such funds shall be applied to the payment of such interest at the applicable Note Interest Rate on each Class of Notes pro-rata on the basis of the total such interest due on the Notes;

                          (iii) to the Certificate Distribution Account, an amount equal to the interest accrued at the Certificate Interest Rate plus interest on any defaulted interest at the applicable Default Rate during the preceding Interest Accrual Period on the Aggregate Certificate Balance of Lease Trust Certificates;

                          (iv) to Ford Credit, an amount equal to the Limited RV Guaranty Fee;

                          (v) to the Reserve Account, the Reserve Account Deposit Amount, if any;

                          (vi) to the Noteholders, as payments of principal in the following order of priority (except on a Payment Date occurring after the maturity of the Notes has been accelerated pursuant to Section 5.2):

                                  (A) to the Class A-1 Noteholders pro rata,
                      until the Class A-1 Notes have been paid in full;

                                  (B) to the Class A-2 Noteholders pro rata,
                      until the Class A-2 Notes have been paid in full; and

                                  (C) to the Class A-3 Noteholders pro rata,
                      until the Class A-3 Notes have been paid in full.

Amounts remaining, if any,  after the application of funds pursuant to clauses
(i) through (vii) above shall be deposited in the Certificate Distribution Account for distribution in accordance with the Lease Trust Agreement.

                 (c) On each Payment Date the Indenture Trustee will send, by first class mail, a report to each Person who was a Noteholder on the prior Record Date setting forth the following information with respect to such Payment Date:

                 (i) the Note Pool Factor of each Class of Notes;

                 (ii) the amount of interest paid to each Outstanding Class of Notes;

                 (iii) the amount of principal paid to each Outstanding Class of Notes;

                 (iv) the aggregate amount of Collections deposited in the Series 1995-1 Payments Account;

                 (v) the aggregate Net Sale Proceeds Advances deposited in the Series 1995-1 Payments Account;

                 (vi) the aggregate Net Monthly Payment Advances deposited in the Series 1995-1 Payments Account;

                 (vii) the amount of Available Funds;

                 (viii) the Reserve Account Draw Amount and/or the Reserve Account Release Amount, if any;

                 (ix) the amount of Total Available Funds;

                 (x) the RV Guaranty Draw Amount, if any;

                 (xi) the amount of interest paid to the Lease Trust Certificateholders;

                 (xii) Limited RV Guaranty Fee;

                 (xiii) the Reserve Account Deposit Amount, if any;

                 (xiv) the Outstanding Amount of each Class of Notes, the Aggregate Certificate Balance of the Lease Trust Certificates and the Pool Balance (separately stated);

                 (xv) the Available RV Guaranty Draw Amount (after giving effect to the RV Guaranty Draw Amount for such Payment Date, if any);

                 (xvi) the Reserve Account Amount (after giving effect to the Reserve Account Draw Amount, Reserve Account Release Amount and/or the Reserve Account Deposit Amount for such Payment Date);

                 (xvii) the aggregate of the Series 1995-1 Credit Losses for the preceding Accrual Period; and

                 (xviii) the aggregate of the Series 1995-1 Residual Losses for the preceding Accrual Period.

                 Section 8.5 General Provisions Regarding Accounts. (a) Subject to Section 8.5(c), so long as no Default or Event of Default shall have occurred and be continuing, all or a portion of the funds in the Series 1995-1 Payments Account shall be invested and reinvested by the Indenture Trustee upon Issuer Order in Permitted Investments which mature no later than the next succeeding Payment Date. No such investment shall be sold prior to maturity. Each Business Day the Indenture Trustee shall deposit all income or other gain realized from investments of moneys deposited in the Series 1995-1 Payments Account in the Reserve Account, and any loss realized from such investments shall be charged to such account. The Lease Trustee will not direct the Indenture Trustee, on behalf of the Lease Trust, to make any investment of any funds held in the Series 1995-1 Payments Account unless the security interest Granted and perfected in such account will continue to be perfected in such investment or the proceeds of such sale, in either case without any further action by any Person, and, in connection with any direction to the Indenture Trustee to make any such investment or sale, if requested by the Indenture Trustee, the Lease Trustee shall deliver to the Indenture Trustee an Opinion of Counsel, acceptable to the Indenture Trustee, to such effect.

                 (b) Subject to Section 6.1(c), the Indenture Trustee shall not in any way be held liable by reason of any insufficiency in the Series 1995-1 Payments Account resulting from any loss on any Permitted Investment included therein except for losses attributable to the Indenture Trustee's failure to make payments on such

Permitted Investments issued by the Indenture Trustee, in its commercial capacity as principal obligor and not as trustee, in accordance with their terms.

                 Section 8.6  Release of Indenture Trust Estate.  The
Indenture Trustee shall, at such time as there are no Notes Outstanding and all sums due the Indenture Trustee pursuant to Section 6.7 have been paid, release any remaining portion of the Indenture Trust Estate that secured the Notes from the lien of this Indenture and release to the Lease Trustee or any other Person entitled thereto any funds then on deposit in the Series 1995-1 Payments Account. The Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section 8.6 only upon receipt of an Issuer Request accompanied by an Officers' Certificate, an Opinion of Counsel and (if required by the TIA) Independent Certificates in accordance with TIA Sections 314(c) and 314(d)(1) meeting the applicable requirements of Section 11.1.


                                   ARTICLE IX

                            SUPPLEMENTAL INDENTURES

                 Section 9.1 Supplemental Indentures Without Consent of Noteholders. (a) Without the consent of the Noteholders, but with prior notice to the Rating Agencies, the Lease Trustee, on behalf of the Lease Trust, and the Indenture Trustee, when requested by an Issuer Request, at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the TIA as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee, for any of the following purposes:

                                  (i)      to correct or amplify the
         description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

                              (ii)         to evidence the succession, in
         compliance with the applicable provisions hereof, of another Person to the Lease Trust, and the assumption by any such successor of the covenants of the Lease Trust herein and in the Notes contained;

                             (iii) to add to the covenants of the Lease Trust, for the benefit of the Noteholders, or to surrender any right or power herein conferred upon the Lease Trust;

                              (iv)         to convey, transfer, assign,
         mortgage or pledge any property to or with the Indenture Trustee;

                               (v) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture which may be defective or inconsistent with any other provision herein or in any supplemental indenture or to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture which shall not be inconsistent with the provisions of this Indenture; provided that such other provisions shall not adversely affect the interests of the Noteholders; or

                              (vi)         to evidence and provide for the
         acceptance of the appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Article VI; or

                             (vii) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar Federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA.

                 The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

                 (b) The Lease Trustee, on behalf of the Lease Trust, and the Indenture Trustee, when requested by an Issuer Request, may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner (other than the modifications set forth in Section 9.2 which require consent of the Holder of each Note affected thereby) the rights of the Noteholders under this Indenture; provided, however, that (i) such action shall not, as evidenced by an Opinion of Counsel, materially adversely affect the interests of any Noteholder, (ii) the Rating Agency Condition shall have been satisfied with respect to such action and
(iii) such action shall not, as evidenced by an Opinion of Counsel, (x) affect the treatment of the Notes as debt for federal income tax purposes, (y) be deemed to cause a taxable exchange of the Notes for federal income tax purposes or (z) cause the Issuer, RCL Trust 1995-1 or FCTT to be taxable as an "association" or publicly traded partnership taxable as a corporation for federal income tax purposes.

                 Section 9.2 Supplemental Indentures with Consent of Noteholders. The Lease Trustee, on behalf of the Lease Trust, and the Indenture Trustee, when requested by an Issuer Request, also may, with the consent of Noteholders holding not less than a majority of the Outstanding Amount of the Notes, by Act of such Noteholders delivered to the Lease Trustee and the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Noteholders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Noteholder of each Outstanding Note affected thereby:

                                  (i)      change Stated Maturity of or the
         date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof, the interest rate thereon or the Redemption Price with respect thereto, change the provision of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Indenture Trust Estate to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof (or, in the case of redemption, on or after the Redemption Date);

                              (ii)         reduce the percentage of the
         Outstanding Amount of the Notes, the consent of the Noteholders of which is required for any such supplemental indenture, or the consent of the Noteholders of which is required for any waiver of compliance with provisions of this Indenture or Defaults hereunder and their consequences provided for in this Indenture;

                             (iii) modify or alter the provisions of the proviso to the definition of the term "Outstanding";

                              (iv)         reduce the percentage of the
         Outstanding Amount of the Notes required to direct the Indenture Trustee to direct the Lease Trustee to sell or liquidate the Indenture Trust Estate pursuant to
         Section 5.4;

                               (v)         modify any provision of this Section
         9.2 except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the other Basic Documents cannot be modified or waived without the consent of the Noteholder of each Outstanding Note affected thereby;

                              (vi) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Payment Date (including the calculation of any of the individual components of such calculation) or to affect the rights of the Noteholders to the benefit of any provisions for the mandatory redemption of the Notes contained herein; or


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

                             (vii) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Indenture Trust Estate or, except as otherwise permitted or contemplated herein, terminate the lien of this Indenture on any property at any time subject hereto or deprive any Noteholder of the security provided by the lien of this Indenture.

                 Any such supplemental indenture shall be executed only upon delivery of an Opinion of Counsel to the same effect as in clause (b)(3)(z) above. The Indenture Trustee may in its discretion determine whether or not any Notes would be affected by any supplemental indenture and any such determination shall be conclusive upon all Noteholders, whether theretofore or thereafter authenticated and delivered hereunder. The Indenture Trustee shall not be liable for any such determination made in good faith.

                 It shall not be necessary for any Act of Noteholders under this Section 9.2 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

                 Promptly after the execution by the Lease Trustee, on behalf of the Lease Trust, and the Indenture Trustee of any supplemental indenture pursuant to this Section 9.2, the Indenture Trustee shall mail to the Noteholders to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

                 Section 9.3 Execution of Supplemental Indentures. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modifications thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and subject to Sections 6.1 and 6.2, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to,


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

enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or indemnities under this Indenture or otherwise.

                 Section 9.4 Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Lease Trust, the Lease Trustee and the Noteholders thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

                 Section 9.5 Conformity With Trust Indenture Act. Every amendment of this Indenture and every supplemental indenture executed pursuant to this Article IX shall conform to the requirements of the TIA as then in effect so long as this Indenture is required to be qualified under the TIA.

                 Section 9.6 Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Lease Trustee or the Indenture Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Lease Trustee, to any such supplemental indenture may be prepared and executed by the Lease Trustee, on behalf of the Trust, and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.


                                   ARTICLE X

                              REDEMPTION OF NOTES

                 Section 10.1 Redemption. The Notes shall be redeemed in whole, but not in part, on any Payment Date on which the Administrative Agent exercises its option to purchase the Series 1995-1 Certificates pursuant to Section 7.1 of the Series 1995-1 Supplement, for a purchase price equal to the Redemption Price; provided, however, that the Lease Trust has available funds sufficient to pay the Redemption Price. The Administrative Agent or the Lease Trustee shall furnish the Rating Agencies notice of such redemption. If the Notes are to be redeemed pursuant to this
Section 10.1, the Lease Trustee shall or shall cause the Administrative Agent to furnish notice of such election to the Indenture Trustee not later than fifty-five days prior to the Redemption Date. Pursuant to Section 5.2(e) of the Series 1995-1 Supplement, on the Redemption Date the Administrative Agent (unless a shorter notice shall be satisfactory to the Indenture Trustee) shall deposit the Redemption Price with the Indenture Trustee in the Series 1995-1 Payments Account whereupon all such Notes shall be due and payable on the Redemption Date upon the furnishing of a notice complying with Section 10.2 to each Noteholder.

                 Section 10.2 Form of Redemption Notice. Notice of redemption under Section 10.1 shall be given by the Indenture Trustee by facsimile or by first-class mail, postage prepaid, transmitted or mailed at least fifteen days prior to the applicable Redemption Date to each Noteholder, on the Record Date preceding the applicable Redemption Date, at such Noteholder's address appearing in the Note Register.

                 All notices of redemption shall state:

                               (i)         the Redemption Date;

                              (ii)         the Redemption Price;

                             (iii) the place where such Notes are to be surrendered for payment of the Redemption Price (which shall be the office or agency of the Lease Trustee to be maintained as provided in
         Section 3.2); and

                              (iv) that on the Redemption Date, the Redemption Price will become due and payable upon each such Note and that interest thereon shall cease to accrue for and after said date.

                 Notice of redemption of the Notes shall be given by the Indenture Trustee in the name and at the expense of the Lease Trust. Failure to give notice of redemption, or any defect therein, to any Noteholder shall not impair or affect the validity of the redemption of any other Note.

                 Section 10.3 Notes Payable on Redemption Date. The Notes to be redeemed shall, following notice of redemption as required by Section 10.2, become due and payable on the Redemption Date at the Redemption Price and (unless the Lease Trust shall default in the payment of the Redemption Price) no interest shall accrue on the Redemption Price for any period from and including the Redemption Date.


                                   ARTICLE XI

                                 MISCELLANEOUS

                 Section 11.1 Compliance Certificates and Opinions, etc. (a) Upon any application or request by the Lease Trustee to the Indenture Trustee to take any action under any provision of this Indenture, the Lease Trustee shall furnish to the Indenture Trustee (i) an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with and (iii) (if required by the TIA) an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of this Section 11.1, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

                 Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                                  (i)      a statement that each signatory of
         such certificate or opinion has read such cove-nant or condition and the definitions herein relating thereto;

                                 (ii)      a brief statement as to the nature
         and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                                (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                                 (iv)      a statement as to whether, in the
         opinion of each such signatory, such condition or covenant has been complied with.

                 (b)      (i)     Prior to the deposit of any Collateral or
other property or securities with the Indenture Trustee that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, the Lease Trustee shall, in addition to any obligation imposed in
Section 11.1(a) or elsewhere in this Indenture, furnish to the Indenture Trustee an Officers' Certificate certifying or stating the opinion of each Person signing such certificate as to the fair value (within 90 days of such deposit) to the Lease Trust of the Collateral or other property or securities to be so deposited.

                         (ii) Whenever the Lease Trustee is required to furnish to the Indenture Trustee an Officers' Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (i) above, the Lease Trustee shall also deliver to the Indenture Trustee an Independent Certificate as to the same matters, if the fair value of the property or securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then-current calendar year of the Lease Trust, as set forth in the certificates delivered pursuant to clause (i) above and this clause (ii), is 10% or more of the Outstanding Amount of the Notes, but such a certificate need not be furnished with respect to any securities so deposited, if the fair value thereof to the Lease Trust as set forth in the related Officers' Certificate is less than $25,000 or less than one percent of the Outstanding Amount of the Notes.

                             (iii) Whenever any property or securities are to be released from the lien of this Indenture, the Lease Trustee shall also furnish to the Indenture Trustee an Officers' Certificate certifying or stating the opinion of each Person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such Person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

                              (iv)         Whenever the Lease Trustee is
         required to furnish to the Indenture Trustee an Officers' Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (iii) above, the Lease Trustee shall also furnish to the Indenture Trustee an Independent Certificate as to the same matters, if the fair value of the property or securities and of all other property, or securities released from the lien of this Indenture since the commencement of the then current calendar year, as set forth in the certificates required by clause (iii) above and this clause (iv), equals 10% or more of the Outstanding Amount of the Notes, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officers' Certificate is less than $25,000 or less than one percent of the then Outstanding Amount of the Notes.

                               (v) Notwithstanding Section 2.9 or any other provision of this Section 11.1, the Lease Trustee may (A) collect, liquidate, sell or otherwise dispose of the Collateral as and to the extent permitted or required by the Basic Documents and (B) make cash payments out of the Series 1995-1 Payments Account as and to the extent permitted or required by the Basic Documents.

                 Section 11.2 Form of Documents Delivered to Indenture Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                 Any certificate or opinion of an Authorized Officer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Administrative Agent, the RCL Trustee or the Lease Trustee, stating that the information with respect to such factual matters is in the possession of the Administrative Agent, the RCL Trustee or the Lease Trustee, unless such officer or counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                 Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                 Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Lease Trustee shall deliver, on behalf of the Lease Trust, any document as a condition of the granting of such application, or as evidence of the Lease Trust's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Lease Trust to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

                 Section 11.3 Acts of Noteholders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Lease Trustee. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Indenture Trustee and the Lease Trustee, if made in the manner provided in this Section 11.3.

                 (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

                 (c)  The ownership of Notes shall be proved by the Note
Register.

                 (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the holder of any Note shall bind the holder of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Lease Trustee in reliance thereon, whether or not notation of such action is made upon such Note.

                 Section 11.4 Notices, etc., to Indenture Trustee, Lease Trustee and Rating Agencies. Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture to be made upon, given or furnished to or filed with:

                 (a) the Indenture Trustee by any Noteholder, or by the Lease Trustee shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Indenture Trustee at its Corporate Trust Office, or

                 (b) the Lease Trustee by the Indenture Trustee, or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed, first-class, postage prepaid, to the Lease Trustee addressed to: Ford Credit Auto Lease Trust 1995-1, in care of PNC BANK, Delaware, 222 Delaware Avenue, Wilmington, Delaware 19801,
         Attention: Michael B. McCarthy, or at any other address previously furnished in writing to the Indenture Trustee by the Lease Trustee. The Lease Trustee shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee.

                 Notices required to be given to the Rating Agencies by the Lease Trustee or the Indenture Trustee shall be in writing, personally delivered or mailed by certified mail, return receipt requested to (i) in the case of Moody's Investors Service, at the following address: 99 Church Street, New York, NY 10007, Attention _____________________ and (ii) in the case of Standard & Poor's Ratings Group, at the following address: Standard & Poor's Ratings Group, 26 Broadway (15th Floor), New York, New York 10004, Attention of Asset Backed Surveillance Department; or as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

                 Section 11.5 Notices to Noteholders; Waiver. Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at his address as it appears on the Note Register, not later than the latest and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

                 Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

                 In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event of Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

                 Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute a Default or Event of Default.

                 Section 11.6 Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

                 The provisions of TIA Sections 310 through 317 that impose duties on any person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

                 Section 11.7 Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                 Section 11.8 Successors and Assigns. All covenants and agreements in this Indenture and the Notes by the Lease Trust shall bind its successors and assigns, whether so expressed or not.

                 All agreements of the Indenture Trustee in this Indenture shall bind its successors.

                 Section 11.9 Separability. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                 Section 11.10 Benefits of Indenture. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Noteholders, and any other party secured hereunder, and any other Person with an ownership interest in any part of the Indenture Trust Estate, any benefit or any legal or equitable right, remedy or claim under this Indenture.

                 Section 11.11 Legal Holidays. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

                 Section 11.12 GOVERNING LAW. THIS INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                 Section 11.13 Counterparts. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                 Section 11.14 Recording of Indenture. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Lease Trustee, on behalf of the Lease Trust, accompanied by an Opinion of Counsel (which may be counsel to the Indenture Trustee or any other counsel reasonably acceptable to the Indenture Trustee) to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

                 Section 11.15 Trust Obligation. No recourse may be taken, directly or indirectly, with respect to the obligations of the Lease Trust, the Lease Trustee, or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee or the Lease Trustee in its individual capacity, (ii) any Lease Trust Certificateholder or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Lease Trustee in its individual capacity, any Lease Trust Certificateholder, the Lease Trustee or the Indenture Trustee of any successor or assign of the Indenture Trustee or the Lease Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Lease Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Lease Trust hereunder, the Lease Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Article VI, VII and VIII of the Lease Trust Agreement.

                 Section 11.16 No Petition. The Indenture Trustee, by entering into this Indenture, and each Noteholder, by accepting a Note, hereby covenant and agree that for a period of one year and one day after payment in full of the Series 1995-1 Certificates they will not institute against FCTT, RCL Trust 1995-1 or the Lease Trust, or join in any institution against FCTT, RCL Trust 1995-1 or the Lease Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the other Basic Documents; provided, however, that Noteholders holding 100% of the Outstanding Amount of the Notes may at any time institute, or join in any institution of, any such proceeding against the Lease Trust or RCL Trust 1995-1. Nothing in this Section 11.16 shall preclude, or be deemed to stop, the Indenture Trustee
(i) from taking any action prior to the expiration of the aforementioned one year and one day period in (A) any case or proceeding voluntarily filed by the Lease Trust or (B) any involuntary insolvency proceeding filed or commenced by a Person other than the Indenture Trustee, or (ii) from commencing against the Lease Trust or any of its properties any legal action which is not a bankruptcy, moratorium or liquidation.

                 Section 11.17 Inspection. The Lease Trust agrees that, on reasonable prior notice, it will permit any representative of the Indenture Trustee, during the Lease Trust's normal business hours, to examine all the books of account, records, reports, and other papers of the Lease Trust, to make copies and extracts therefrom, to cause such books to be audited by Independent certified public accountants, and to discuss the Lease Trust's affairs, finances and accounts with the Lease Trust's officers, employees, and Independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee shall and shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

                 [THIS SPACE LEFT INTENTIONALLY BLANK]

                 IN WITNESS WHEREOF, the Lease Trustee, on behalf of the Lease Trust, and the Indenture Trustee have caused this Indenture to be duly executed by their respective officers, thereunto duly authorized, all as of the day and year first above written.


                                              FORD CREDIT AUTO LEASE TRUST
                                              1995-1

                                              By  PNC BANK, DELAWARE, not in
                                                  its individual capacity but
                                                  solely as Lease Trustee,


                                              By:
                                                  -----------------------------
                                                  Name:
                                                  Title:


                                              CHEMICAL BANK, not in its indi-
                                              vidual capacity but solely as
                                              Indenture Trustee,


                                              By:
                                                  -----------------------------
                                                  Name:
                                                  Title:

                           [Form of Class A-1 Note]                  EXHIBIT A-1

REGISTERED


No. R


                      SEE REVERSE FOR CERTAIN DEFINITIONS

                                                              CUSIP NO. ________

                 Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Lease Trustee or its agent for registration of transfer, exchange or payment, and any
Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.


                 THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.


                      FORD CREDIT AUTO LEASE TRUST 1995-1


                              ___% CLASS A-1 NOTE


                 Ford Credit Auto Lease Trust 1995-1 (the "Lease Trust"), a trust created pursuant to a trust agreement dated as of _______ __, 1995 between The Chase Manhattan Bank (USA), not in its individual capacity but solely as trustee of RCL Trust 1995-1, as Depositor and PNC Bank, Delaware, not in its individual capacity but solely as trustee of the Lease Trust (the "Lease Trustee"), for value received, hereby promises to pay to _______, or registered assigns, upon presentation and surrender of this


                                     A-1-1

Note the principal sum of _____ DOLLARS (U.S. $_____) on the earlier of the ______, _____ Payment Date (the "Stated Maturity") and the Redemption Date, if any, pursuant to Section 10.1 of the Indenture. The Lease Trust will pay interest on this Note at the rate per annum shown above (the "Note Interest Rate") on each Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date). Interest on this Note will accrue for each Payment Date from and including the 15th day of the Collection Period third preceding the Collection Period in which such Payment Date occurs, through and including the 14th day of the Collection Period in which such Payment Date, occurs, or, if no interest has yet been paid, from ______, 1995. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

                 The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Lease Trust with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

                 Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

                 Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


                                     A-1-2

                 IN WITNESS WHEREOF, the Lease Trust has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer as of the date set forth below.

Date:                             FORD CREDIT AUTO LEASE TRUST 1995-1,
                                  by PNC BANK, DELAWARE, not in its individual capacity but solely as Lease Trustee under the Lease Trust Agreement,


                                  By:
                                     -----------------------------------------
                                           Name:
                                           Title:


                                     A-1-3

               INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION


                 This is one of the Notes designated above and referred to in the within-mentioned Indenture.


Date: CHEMICAL BANK, not in its individual capacity but solely as Indenture Trustee,


                                  By:
                                     ------------------------------------------
                                            Authorized Signatory


                                     A-1-4

                               [REVERSE OF NOTE]


                 This Note is one of a duly authorized issue of Notes of the Lease Trust, designated as its "Class A-1 Notes" (herein called the "Class A-1 Notes") issued under an Indenture, dated as of ____ __, 1995 (such indenture, as supplemented or amended, is herein called the "Indenture"), between the Lease Trust and Chemical Bank, as trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Lease Trust, the Indenture Trustee and the Noteholders. Also issued under the Indenture are the __% Class A-2 Notes (the "Class A-2 Notes") and the __% Class A-3 Notes (the "Class A-3 Notes" and together with the Class A-1 Notes and the Class A-2 Notes, collectively, the "Notes"). The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

                 The Notes are and will be equally and ratably secured by the Collateral as provided in the Indenture.

                 Under the Indenture, interest will be payable on _______ 15, ________ 15, ________ 15, and ________ 15, of each year, commencing __________
15, 1995, (or, if such 15th day is not a Business Day, the next Business Day (the "Payment Date"), to the Person in whose name this Note is registered at the close of business on the 14th day of the calendar month in which such Payment Date occurs, or if Definitive Certificates have been issued, to the Person in whose name this Note is registered on the last day of the calendar month preceding such Payment Date) (the "Record Date"). On each Payment Date, there shall be distributed to such Noteholder the interest accrued at the Note Interest Rate during the preceding Interest Accrual Period on the Outstanding Amount of this Note and the principal, if any, available to be paid on such Payment Date in accordance with the terms of the Indenture; provided, however, that no principal shall be paid on the Class A-2 Notes until the Class A-1 Notes have been paid in full, and no principal shall be paid on


                                     A-1-5
the Class A-3 Notes until the Class A-2 notes have been paid in full.

                 As described above, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Stated Maturity and the Redemption Date, if any, pursuant to Section 10.1 of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or Noteholders representing not less than a majority of the Outstanding Amount of the Notes have declared the Notes to be immediately due and payable in the manner provided in Section 5.2 of the Indenture. On such date all principal payments on the Notes shall be made to the Noteholders of the Class A-1 Notes, the Class A-2 Notes, and the Class A-3 Notes ratably and without preference or priority of any kind until the Outstanding Amount of the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes have been reduced to zero.

                 Payments of interest on this Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a


                                     A-1-6

Payment Date, then the Indenture Trustee, in the name of and on behalf of the Lease Trust, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed prior to such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in The City of New York.

                 The Lease Trust shall pay interest on overdue installments of interest at the Note Interest Rate plus 2% to the extent lawful.

                 As provided in the Indenture, the Notes shall be redeemed in whole, but not in part, on any Payment Date on or after the date on which the Pool Balance is less than ten percent of the initial Pool Balance and on which the Administrative Agent exercises its option to purchase the Series 1995-1 Certificates. The Notes to be redeemed shall, following notice of redemption as required by Section 10.2 of the Indenture become due and payable on the Redemption Date at the Redemption Price and (unless the Issuer shall default in the payment of the Redemption Price) no interest shall accrue on the Redemption Price for any period from and including the Redemption Date.

                 As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Lease Trustee pursuant to the Indenture,
(i) duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder of this Note or his attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer Agent's Medallion Program ("Stamp") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, Stamp, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Indenture Trustee


                                     A-1-7
may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

                 Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Lease Trust, the Lease Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Lease Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Lease Trust or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Lease Trustee in its individual capacity, any holder of a beneficial interest in the Lease Trust, the Lease Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Lease Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

                 Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not at any time institute against the Issuer, Ford Credit Leasing, FCTT or the Depositor, or join in any institution against the Issuer, Ford Credit Leasing or the Depositor of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents; provided, however, that Noteholders holding 100% of the Outstanding


                                     A-1-8

Amount of the Notes may institute or join in any institution of any such proceedings.

                 Prior to the due presentment for registration of transfer of this Note, the Lease Trustee, the Indenture Trustee and any agent of the Lease Trustee or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Lease Trustee, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

                 The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Lease Trust and the rights of the Noteholders under the Indenture at any time by the Lease Trust with the consent of Noteholders representing not less than a majority of the Outstanding Amount of the Notes. The Indenture also contains provisions permitting Noteholders representing specified percentages of the Outstanding Amount of the Notes, on behalf of all Noteholders, to waive compliance by the Lease Trust with certain provisions of the Indenture and certain past Defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Noteholders.

                 The term "Lease Trust" as used in this Note includes any successor to the Lease Trust under the Indenture.

                 The Lease Trust is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders.


                                     A-1-9

                 The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

                 THIS NOTE AND THE INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                 No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Lease Trust, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

                 Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither PNC Bank, Delaware in its individual capacity, any owner of a beneficial interest in the Lease Trust, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Lease Trustee for the sole purposes of binding the interests of the Lease Trustee in the assets of the Lease Trust. The Noteholder of this Note by the acceptance hereof agrees that except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Lease Trust for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.


                                     A-1-10

                                   ASSIGNMENT


        Social Security or taxpayer I.D. or other identifying number of assignee


___________________________________________

        FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _______________________________________________________________
______________________________________________________________________________
                         (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints _____________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.


Dated:                                                                      (1)
        ------------------------------        ---------------------------------
                                              Signature Guaranteed:



                                              ---------------------------------


- --------------------------------------




- --------------------
(1) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.


                                     A-1-11

                           [Form of Class A-2 Note]                 EXHIBIT A-2

REGISTERED


No. R


                      SEE REVERSE FOR CERTAIN DEFINITIONS

                                                              CUSIP NO. ________

                 Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Lease Trustee or its agent for registration of transfer, exchange or payment, and any
Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.


                 THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.


                      FORD CREDIT AUTO LEASE TRUST 1995-1


                              ___% CLASS A-2 NOTE


                 Ford Credit Auto Lease Trust 1995-1 (the "Lease Trust"), a trust created pursuant to a trust agreement dated as of _______ __, 1995 between The Chase Manhattan Bank (USA), not in its individual capacity but solely as trustee of RCL Trust 1995-1, as Depositor and PNC Bank, Delaware, not in its individual capacity but solely as trustee of the Lease Trust (the "Lease Trustee"), for value received, hereby promises to pay to ______, or registered assigns, upon presentation and surrender of this


                                     A-2-1

Note the principal sum of _____ DOLLARS (U.S.$______) on the earlier of the ______, _____ Payment Date (the "Stated Maturity") and the Redemption Date, if any, pursuant to Section 10.1 of the Indenture. The Lease Trust will pay interest on this Note at the rate per annum shown above (the "Note Interest Rate") on each Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date). Interest on this Note will accrue for each Payment Date from and including the 15th day of the Collection Period third preceding the Collection Period in which such Payment Date occurs, through and including the 14th day of the Collection Period in which such Payment Date occurs, or, if no interest has yet been paid, from ______, 1995. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

                 The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Lease Trust with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

                 Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

                 Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.





                                     A-2-2

                 IN WITNESS WHEREOF, the Lease Trust has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer as of the date set forth below.


Date:                     FORD CREDIT AUTO LEASE TRUST 1995-1,
                          by PNC BANK, DELAWARE, not in its individual capacity but solely as Lease Trustee under the Lease
                          Trust Agreement,


                          By:
                             --------------------------------------------------
                                Name:
                                Title:




                                    A-2-3

              INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION


                 This is one of the Notes designated above and referred to in the within-mentioned Indenture.


Date: CHEMICAL BANK, not in its individual capacity but solely as Indenture Trustee,


                                  By:
                                     ------------------------------------------
                                       Authorized Signatory




                                     A-2-4

                              [REVERSE OF NOTE]


                 This Note is one of a duly authorized issue of Notes of the Lease Trust, designated as its "Class A-2 Notes" (herein called the "Class A-2 Notes") issued under an Indenture, dated as of ____ __, 1995 (such indenture, as supplemented or amended, is herein called the "Indenture"), between the Lease Trust and Chemical Bank, as trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Lease Trust, the Indenture Trustee and the Noteholders. Also issued under the Indenture are the _% Class A-1 Notes (the "Class A-1 Notes"), the ____% Class A-3 Notes (the "Class A-3 Notes" and together with the Class A-1 Notes and the Class A-2 Notes, collectively, the "Notes"). The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

                 The Notes are and will be equally and ratably secured by the Collateral as provided in the Indenture.

                 Under the Indenture, interest will be payable on _______ 15, ________ 15, ________ 15, and ________ 15, of each year, commencing __________
15, 1995, (or, if such 15th day is not a Business Day, the next Business Day (the "Payment Date"), to the Person in whose name this Note is registered at the close of business on the 14th day of the calendar month in which such Date occurs, or if Definitive Certificates have been issued, to the Person in whose name this Note is registered on the last day of the calendar month preceding such Payment Date) (the "Record Date"). On each Payment Date, there shall be distributed to such Noteholder the interest accrued at the Note Interest Rate during the preceding Interest Accrual Period on the Outstanding Amount of this Note and the principal, if any, available to be paid on such Payment Date in accordance with the terms of the Indenture; provided, however, that no principal shall be paid on the Class A-2 Notes until the Class A-1 Notes have been paid in full, and no principal shall be paid on the





                                     A-2-5

Class A-3 Notes until the Class A-2 notes have been paid in full.

                 As described above, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Stated Maturity and the Redemption Date, if any, pursuant to Section 10.1 of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or Noteholders representing not less than a majority of the Outstanding Amount of the Notes have declared the Notes to be immediately due and payable in the manner provided in Section 5.2 of the Indenture. On such date all principal payments on the Notes shall be made to the Noteholders of the Class A-1 Notes, the Class A-2 Notes, and the Class A-3 Notes ratably and without preference or priority of any kind until the Outstanding Amount of the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes have been reduced to zero.

                 Payments of interest on this Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a





                                     A-2-6

Payment Date, then the Indenture Trustee, in the name of and on behalf of the Lease Trust, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed prior to such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in The City of New York.

                 The Lease Trust shall pay interest on overdue installments of interest at the Note Interest Rate plus 2% to the extent lawful.

                 As provided in the Indenture, the Notes shall be redeemed in whole, but not in part, on any Payment Date on or after the date on which the Pool Balance is less than ten percent of the initial Pool Balance and on which the Administrative Agent exercises its option to purchase the Series 1995-1 Certificates. The Notes to be redeemed shall, following notice of redemption as required by Section 10.2 of the Indenture become due and payable on the Redemption Date at the Redemption Price and (unless the Issuer shall default in the payment of the Redemption Price) no interest shall accrue on the Redemption Price for any period from and including the Redemption Date.

                 As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Lease Trustee pursuant to the Indenture,
(i) duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder of this Note or his attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer Agent's Medallion Program ("Stamp") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, Stamp, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Indenture Trustee





                                     A-2-7
may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

                 Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Lease Trust, the Lease Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Lease Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Lease Trust or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Lease Trustee in its individual capacity, any holder of a beneficial interest in the Lease Trust, the Lease Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Lease Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

                 Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not at any time institute against the Issuer, Ford Credit Leasing, FCTT or the Depositor, or join in any institution against the Issuer, Ford Credit Leasing or the Depositor of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents; provided, however, that Noteholders holding 100% of the Outstanding





                                     A-2-8

Amount of the Notes may institute or join in any institution of any such proceedings.

                 Prior to the due presentment for registration of transfer of this Note, the Lease Trustee, the Indenture Trustee and any agent of the Lease Trustee or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Lease Trustee, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

                 The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Lease Trust and the rights of the Noteholders under the Indenture at any time by the Lease Trust with the consent of Noteholders representing not less than a majority of the Outstanding Amount of the Notes. The Indenture also contains provisions permitting Noteholders representing specified percentages of the Outstanding Amount of the Notes, on behalf of all Noteholders, to waive compliance by the Lease Trust with certain provisions of the Indenture and certain past Defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Noteholders.

                 The term "Lease Trust" as used in this Note includes any successor to the Lease Trust under the Indenture.

                 The Lease Trust is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders.





                                     A-2-9

                 The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

                 THIS NOTE AND THE INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                 No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Lease Trust, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

                 Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither PNC Bank, Delaware in its individual capacity, any owner of a beneficial interest in the Lease Trust, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Lease Trustee for the sole purposes of binding the interests of the Lease Trustee in the assets of the Lease Trust. The Noteholder of this Note by the acceptance hereof agrees that except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Lease Trust for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.





                                     A-2-10

                                   ASSIGNMENT


                 Social Security or taxpayer I.D. or other identifying number of assignee

____________________________


                 FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _______________________________________________________________
______________________________________________________________________________
                         (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints _____________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.


Dated:                                                                       (2)
      ----------------------             ------------------------------------
                                         Signature Guaranteed:



                                         ------------------------------------

- ----------------------------




- --------------------
(2) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.


                                    A-2-11

                            [Form of Class A-3 Note]                 EXHIBIT A-3

REGISTERED


No. R


                     SEE REVERSE FOR CERTAIN DEFINITIONS

                                                              CUSIP NO. ________

                 Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Lease Trustee or its agent for registration of transfer, exchange or payment, and any
Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.


                 THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.


                     FORD CREDIT AUTO LEASE TRUST 1995-1


                             ___% CLASS A-3 NOTE


                 Ford Credit Auto Lease Trust 1995-1 (the "Lease Trust"), a trust created pursuant to a trust agreement dated as of _______ __, 1995 between The Chase Manhattan Bank (USA), not in its individual capacity but solely as trustee of RCL Trust 1995-1, as Depositor and PNC Bank, Delaware, not in its individual capacity but solely as trustee of the Lease Trust (the "Lease Trustee"), for value received, hereby promises to pay to ________, or registered assigns, upon presentation and surrender of this





                                     A-3-1

Note the principal sum of _____ DOLLARS (U.S.$_____) on the earlier of the ______, _____ Payment Date (the "Stated Maturity") and the Redemption Date, if any, pursuant to Section 10.1 of the Indenture. The Lease Trust will pay interest on this Note at the rate per annum shown above (the "Note Interest Rate") on each Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date). Interest on this Note will accrue for each Payment Date from and including the 15th day of the Collection Period third preceding the Collection Period in which such Payment Date occurs, through and including the 14th day of the Collection Period in which such Payment Date occurs or, if no interest has yet been paid, from ______, 1995. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

                 The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Lease Trust with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

                 Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

                 Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.





                                     A-3-2

                 IN WITNESS WHEREOF, the Lease Trust has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer as of the date set forth below.

Date: FORD CREDIT AUTO LEASE TRUST 1995-1, by PNC BANK, DELAWARE, not in its individual capacity but solely as Lease Trustee under the Lease Trust Agreement,


                          By:
                             -----------------------------------------------
                                Name:
                                Title:




                                     A-3-3

              INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION


                 This is one of the Notes designated above and referred to in the within-mentioned Indenture.


Date: CHEMICAL BANK, not in its individual capacity but solely as Indenture Trustee,


                                  By:
                                     -----------------------------------------
                                                Authorized Signatory




                                     A-3-4

                              [REVERSE OF NOTE]


                 This Note is one of a duly authorized issue of Notes of the Lease Trust, designated as its "Class A-3 Notes" (herein called the "Class A-3 Notes") issued under an Indenture, dated as of ____ __, 1995 (such indenture, as supplemented or amended, is herein called the "Indenture"), between the Lease Trust and Chemical Bank, as trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Lease Trust, the Indenture Trustee and the Noteholders. Also issued under the Indenture are the _% Class A-1 Notes (the "Class A-1 Notes") and the _% Class A-2 Notes (the "Class A-2 Notes") and together with the Class A-1 Notes and the Class A-2 Note, collectively, the "Notes"). The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

                 The Notes are and will be equally and ratably secured by the Collateral as provided in the Indenture.

                 Under the Indenture, interest will be payable on _______ 15, ________ 15, ________ 15, and ________ 15, of each year, commencing __________
15, 1995, (or, if such 15th day is not a Business Day, the next Business Day (the "Payment Date"), to the Person in whose name this Note is registered at the close of business on the 14th day of the calendar month in which such Date occurs, or if Definitive Certificates have been issued, to the Person in whose name this Note is registered on the last day of the calendar month preceding such Payment Date) (the "Record Date"). On each Payment Date, there shall be distributed to such Noteholder the interest accrued at the Note Interest Rate during the preceding Interest Accrual Period on the Outstanding Amount of this Note and the principal, if any, available to be paid on such Payment Date in accordance with the terms of the Indenture; provided, however, that no principal shall be paid on the Class A-2 Notes until the Class A-1 Notes have been paid in full, and no principal shall be paid on the





                                     A-3-5

Class A-3 Notes until the Class A-2 notes have been paid in full.

                 As described above, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Stated Maturity and the Redemption Date, if any, pursuant to Section 10.1 of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or Noteholders representing not less than a majority of the Outstanding Amount of the Notes have declared the Notes to be immediately due and payable in the manner provided in Section 5.2 of the Indenture. On such date all principal payments on the Notes shall be made to the Noteholders of the Class A-1 Notes, the Class A-2 Notes, and the Class A-3 Notes ratably and without preference or priority of any kind until the Outstanding Amount of the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes have been reduced to zero.

                 Payments of interest on this Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a





                                     A-3-6

Payment Date, then the Indenture Trustee, in the name of and on behalf of the Lease Trust, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed prior to such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in The City of New York.

                 The Lease Trust shall pay interest on overdue installments of interest at the Note Interest Rate plus 2% to the extent lawful.

                 As provided in the Indenture, the Notes shall be redeemed in whole, but not in part, on any Payment Date on or after the date on which the Pool Balance is less than ten percent of the initial Pool Balance and on which the Administrative Agent exercises its option to purchase the Series 1995-1 Certificates. The Notes to be redeemed shall, following notice of redemption as required by Section 10.2 of the Indenture become due and payable on the Redemption Date at the Redemption Price and (unless the Issuer shall default in the payment of the Redemption Price) no interest shall accrue on the Redemption Price for any period from and including the Redemption Date.

                 As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Lease Trustee pursuant to the Indenture,
(i) duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder of this Note or his attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer Agent's Medallion Program ("Stamp") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, Stamp, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Indenture Trustee





                                     A-3-7
may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

                 Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Lease Trust, the Lease Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Lease Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Lease Trust or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Lease Trustee in its individual capacity, any holder of a beneficial interest in the Lease Trust, the Lease Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Lease Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

                 Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not at any time institute against the Issuer, Ford Credit Leasing, FCTT or the Depositor, or join in any institution against the Issuer, Ford Credit Leasing or the Depositor of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents; provided, however, that Noteholders holding 100% of the Outstanding





                                     A-3-8

Amount of the Notes may institute or join in any institution of such proceedings.

                 Prior to the due presentment for registration of transfer of this Note, the Lease Trustee, the Indenture Trustee and any agent of the Lease Trustee or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Lease Trustee, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

                 The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Lease Trust and the rights of the Noteholders under the Indenture at any time by the Lease Trust with the consent of Noteholders representing not less than a majority of the Outstanding Amount of the Notes. The Indenture also contains provisions permitting Noteholders representing specified percentages of the Outstanding Amount of the Notes, on behalf of all Noteholders, to waive compliance by the Lease Trust with certain provisions of the Indenture and certain past Defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Noteholders.

                 The term "Lease Trust" as used in this Note includes any successor to the Lease Trust under the Indenture.

                 The Lease Trust is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders.





                                     A-3-9

                 The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

                 THIS NOTE AND THE INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                 No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Lease Trust, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

                 Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither PNC Bank, Delaware in its individual capacity, any owner of a beneficial interest in the Lease Trust, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Lease Trustee for the sole purposes of binding the interests of the Lease Trustee in the assets of the Lease Trust. The Noteholder of this Note by the acceptance hereof agrees that except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Lease Trust for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.





                                     A-3-10

                                  ASSIGNMENT


                 Social Security or taxpayer I.D. or other identifying number of assignee


___________________________


                 FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________________________________________________________
________________________________________________________________________________
                         (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints _____________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.


Dated:                                                                       (3)
      ---------------------           ---------------------------------------
                                      Signature Guaranteed:


                                      ---------------------------------------


- ---------------------------
(3) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.



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